                               United States
                    Securities and Exchange Commission
                          Washington, D.C. 20549

                                Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

                                    811-6082

                      (Investment Company Act File Number)

                           The Riverfront Funds, Inc.
      _______________________________________________________________

            (Exact Name of Registrant as Specified in Charter)

                           The Riverfront Funds, Inc.
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000

                              (412) 288-1900
                      (Registrant's Telephone Number)

                        Timothy S. Johnson, Esquire
                         Federated Investors Tower
                            1001 Liberty Avenue
                    Pittsburgh, Pennsylvania 15222-3779
                  (Name and Address of Agent for Service)
             (Notices should be sent to the Agent for Service)

                     Date of Fiscal Year End: 12/31/03

           Date of Reporting Period: Fiscal year ended 12/31/03

Item 1.     Reports to Stockholders

Annual Report

December 31, 2003

The Riverfront Large Company Select Fund

The Riverfront Balanced Fund

The Riverfront Small Company Select Fund

The Riverfront Select Value Fund

The Riverfront U.S. Government Income Fund

The Riverfront U.S. Government Securities Money Market Fund

NOT FDIC INSURED	NO BANK GUARANTEE	MAY LOSE VALUE

[Logo of Provident Riverfront Funds]

Table of Contents

The Riverfront Funds

Management's Discussion of Fund Performance	2
Financial Highlights	14
Schedules of Portfolio of Investments	18
Notes to Portfolio of Investments	30
Statements of Assets and Liabilities	31
Statements of Operations	33
Statements of Changes in Net Assets	35
Notes to Financial Statements	37
Independent Auditors' Report	47
Board of Trustees and Trust Officers	48

Management's Discussion of Fund Performance

The Riverfront Funds

(unaudited)

Large Company Select Fund

Stocks were back in favor in 2003 following three years of declines as the economy came to life and corporate earnings accelerated. The Riverfront Large Company Select Fund (the "Fund") returned 21.60%1 (Investor A Shares at Net asset value ("NAV")) for the twelve-month period, versus 28.67% for the Standard & Poor's 500 Index2 ("S&P 500 Index") and 29.76% for the Russell 1000 Growth Index3 . All three measures demonstrated strong returns in the equity markets from a base of widespread uncertainty leading into the Iraq war, facilitated by renewed confidence in spending habits by consumers and businesses.

Investors anticipated a fast resolution to the Iraqi war, buying stocks at the onset of conflict to spur a rally that continued throughout the rest of the year. Leadership was found in the most deeply cyclical, or "low quality" stocks whose prospects for survival were lowest throughout the three-year bear market. Our disciplined approach in screening for companies with higher predictability and sustainability of earnings mitigated performance. While these companies performed well, they did not possess the volatility characteristics capable of generating the excess returns found this year. Our belief is that over time, sustained earnings, sales, and margin growth are keys to long term price performance for a company. We were also more inclined to maintain a defensive posture early in the year, given our desire to protect our investors' money in a time of such heightened uncertainty. In the fourth quarter, the "low-quality" rally abated with rotation into names that better fit our profile, helping the Fund post returns in excess of its benchmark and peer group.

The portfolio's top winners this year included Intel Corp., on a recovery in semiconductor demand; Cisco Systems, Inc., with high margins that enabled the company to turn small sales gains into robust earnings growth; and Nextel Communications, Inc., whose push-to-talk cellular service defied its detractors by posting significant market share gains. Defensively-oriented consumer staples and health care issues struggled as investors shied away from slower but more stable earnings growth.

Technology companies dominated sector leadership, with strong performance coming late in the year by Materials and Industrial names with the help of a weaker dollar and a powerful rebound in manufacturing. The coming year may well see this trend continue as the economy continues its expansion and higher demand for manufactured goods originates from growth in China and India. Health Care names stand to benefit from developments in biotechnology, while margin improvements and a recovery in the capital markets set the stage for action in financial concerns.

We anticipate further growth in the economy with the backdrop of low inflation, reduced geopolitical risk, and a high level of confidence in further growth that enables businesses and consumers to make spending decisions. A major catalyst or concurrence of factors may be required to break the current momentum (political events, surprise inflation, etc.), but the trend favors continued growth and the demand for products and services which drive corporate earnings and ultimately stock prices. We also anticipate leadership in the coming year will reside in companies with the ability to sustain earnings growth, posting measures that demonstrate long-term demand such as sales acceleration and margin expansion, but with room in the valuations to discount such improvements.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance is available at our website www.riverfrontfunds.com or by calling 1-800-424-2295.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

3 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index is unmanaged and investments cannot be made in an index.

Management's Discussion of Fund Performance, continued

The Riverfront Funds

(unaudited)

Large Company Select Fund

Value of a $10,000 Investment

$25,000
$21,000
$17,000
$13,000
$9,000
$5,000
1/2/97
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
Investor B Shares1
S&P 500 Index2
Russell 1000 Growth Index2
$16,699
$13,924
$11,697

Average Annual Total Return for the Period Ended December 31, 2003			
	1 Year	5 Year	Since Inception (1/2/97)
Investor B Shares[3]	16.67%	(8.07)%	2.27%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.riverfrontfunds.com or by calling 1-800-424-2295. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The quoted performance of Investor A Shares of this Fund includes performance of certain collective trust funds accounts ("Commingled Accounts") advised by the Provident Bank, for periods dating back to 8/30/86 and prior to the fund's commencement of operations on 1/2/97, as adjusted to reflect the expenses associated with the Fund. The Commingled Accounts were not registered with the Securities and Exchange Commission ("SEC") and therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the accounts had been registered, the account's performance may have been adversely affected.

1 Represents a hypothetical investment of $10,000 in the Fund. The beginning value of the Investor A Shares of the Fund reflects the deduction of the maximum sales charge of 4.50% ($10,000 in investment minus $450 sales charge=$9,550). The ending value of the Investor B Shares of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than seven years from the purchase date. The maximum contingent deferred sales charge is 4.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

2 The S&P 500 Index and the Russell 1000 Growth Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The S&P 500 Index and the Russell 1000 Growth Index have been adjusted to reflect reinvestment of dividends on securities in the indexes. The indexes are unmanaged.

3 Total returns quoted reflects all applicable sales charges and contingent deferred sales charges.

Management's Discussion of Fund Performance, continued

The Riverfront Funds

(unaudited)

Balanced Fund

The pressure of a three-year bear market was finally relieved in 2003 by the S&P 500 Index1 advancing strongly and finishing up 28.67%. Bonds also made a positive return for the fourth consecutive year with the Lehman Brothers Government/Credit Bond Index2 advancing 4.68% for 2003. With the economy showing a very high growth rate, (third quarter gross domestic product ("GDP") had the highest growth rate in 20 years) it is not surprising that stocks advanced. What is surprising is the fact that bonds did not decline in the face of the equities' strength. High productivity and a jobless recovery so far has allowed the Federal Reserve Board (the "Fed") to keep interest rates low. The Riverfront Balanced Fund (the "Fund") produced a total return of 16.34%3 (Investor A Shares at NAV) for the year.

The Fund started the year with an equity exposure around 60% and maintained that for the first part of the year. Equity exposure increased gradually through the second and third quarter, being close to 73% by the fourth quarter and maintaining that exposure at year-end. (The maximum equity exposure in this Fund is 75%.) Sector exposure did not change drastically over the course of the year. Overweights in financials, technology, and consumer discretion were maintained through most of 2003. Consumer staples and health care underweights were maintained through most of the year. The largest positions in the Fund at year-end were Devon Energy Corp., 3M Co., and American Express Co. The highest performing stocks this year were stocks with little or no earnings or absolute low price, typically what would be called low quality stocks. Our focus this year and going forward will be on the higher quality stocks with solid earning potential and good balance sheet characteristics.

The bond portion of the Fund maintained a low duration4 strategy concentrated in government agency bonds through the first half of the year. This duration was increased to around three years in the second half and ended the year there. This led to an underperformance on the fixed income side of the Fund as the Treasury market maintained positive returns for the fourth consecutive year. We plan to continue with the intermediate duration strategy into 2004.

Our economic outlook for 2004 is optimistic for the economy and earnings. We anticipate solid equity returns but closer to the yearly average rather than the spectacular advance this year and we anticipate modest to low returns on the fixed income side.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

2 The Lehman Brothers Government/Credit Bond Index is an unmanaged index composed of all bonds that are investment grade rated Baa or higher by Moody's Investors Service or BBB or higher by Standard & Poor's, if unrated by Moody's Investors Service. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. Investments cannot be made in an index.

3 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance is available at our website www.riverfrontfunds.com or by calling 1-800-424-2295.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Management's Discussion of Fund Performance, continued

The Riverfront Funds

(unaudited)

Balanced Fund

Value of a $10,000 Investment
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
1/17/95
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
$28,199
$20,346
$16,805
Investor B Shares1
S&P 500 Index2
Lehman Brothers Government/Credit Bond Index2

Average Annual Total Return for the Period Ended December 31, 2003			
	1 Year	5 Year	Since Inception (1/17/95)
Investor B Shares[3]	11.44%	(1.98)%	5.97%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.riverfrontfunds.com or by calling 1-800-424-2295. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The beginning value of the Investor A Shares of the Fund reflects the deduction of the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge=$9,550). The ending value of the Investor B Shares of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 4.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

2 The S&P 500 Index and the Lehman Brothers Government/Credit Bond Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The S&P 500 Index and the Lehman Brothers Government/Credit Bond Index have been adjusted to reflect reinvestment of dividends on securities in the indexes. The indexes are unmanaged.

3 Total returns quoted reflects all applicable sales charges and contingent deferred sales charges.

Management's Discussion of Fund Performance, continued

The Riverfront Funds

(unaudited)

Small Company Select Fund

For the year ending December 31, 2003, The Riverfront Small Company Select Fund (the "Fund") exceeded the returns of its benchmark and peer group as small-capitalization stocks1 enjoyed their best gains in many years. The Fund returned 44.89%2 (Investor A Shares at NAV) versus 37.53% for the S&P 600 Small Cap Index3 and 37.31% for the S&P 600 Small Cap/Barra Growth Index4 . Performance was consistent with returns in excess of the benchmark for each of the four quarters, and the Fund outperformed its peers for a second straight year. As a result, the Fund attracted new assets and combined with market appreciation, doubled in size over the course of the year.

The twelve-month period was marked by a recovery in the equity markets following three years of decline. A time of intense uncertainty early in the year leading up to the war in Iraq resulted in stagnant returns in the first quarter, but resolution to the speculation sparked a rally in late March that persevered through the ensuing three quarters. Confidence returned on the part of consumers, business leaders, and investors, sparking economic growth and creating demand amidst a low inflation, growth-ready environment. Stocks that were most deeply cyclical rose sharply and led the year's returns. This was particularly evident for example in technology issues whose prospects tend to flourish or die with the ebb and flow of the economy. Consumer names also performed well as higher incomes, low interest rates, record mortgage refinancings, and tax cuts left consumers flush with cash and a willingness to spend it. As the year progressed, a recovery in manufacturing, soaring commodity prices, and a falling dollar benefited industrial and materials stocks.

In positioning the Fund to take advantage of the strong economic growth, we targeted sales acceleration as a primary indicator of demand for a company's product or service. We also evaluated growth prospects with other fundamental factors such as valuation metrics, financial health, and actions taken by company management. In addition, we paired our bottom-up selection with a top-down view of economic conditions, industry characteristics, and technical measures, to anticipate demand for a company's shares. This process allowed us to find winners among this year's "rising tide," and discipline with position management kept us vigilant in taking profits or cutting losses early. Southern Peru Copper led the portfolio this year on a falling dollar and exports to China. August Technology followed on its cost-saving devices in the semiconductor manufacturing process and Ryland Group soared on a record year in the U.S. housing market.

While we may not see the robust returns of 2003 in the coming year for small companies, we feel the backdrop for extended earnings growth at small companies is favorable. Many companies trade at minor premiums or even discounts to their sales, yet continue to project double-digit growth rates. Other companies possess lofty multiples but continue to surpass expectations as orders continue to increase. A shift in focus from a strong consumer to the acceleration in business capital spending favors continued leadership in technology, industrial and materials names. Biotech firms show promise over the next few months with product development, while financial firms are focused on margin improvements.

The expected growth in the economy this year supports the efforts by small companies to innovate with niche products, add unique services, and provide cutting edge resources to larger companies. Leadership in quality names will become a dominant theme of 2004 as companies with staying power will prove their might by extending their sales gains and expanding their margins-true signs of increasing demand.

1 Small company stocks may be less liquid and subject to greater price volatility than large company stocks.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance is available at our website www.riverfrontfunds.com or by calling 1-800-424-2295.

3 The S&P 600 Small Cap Index is an unmanaged capitalization-weighted index representing all major industries in the small-cap of the U.S. stock market. Investments cannot be made in an index.

4 The S&P 600 Small Cap/Barra Growth Index is an unmanaged market capitalization-weighted index of the stocks in the S&P 600 having the highest price-to-book ratios. The index consists of approximately half of the S&P 600. The index consists of approximately half of the S&P 600 on a market capitalization basis. Investments cannot be made in an index.

Management's Discussion of Fund Performance, continued

The Riverfront Funds

(unaudited)

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.riverfrontfunds.com or by calling 1-800-424-2295. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

The quoted performance of Investor A Shares of this Fund includes the performance history of MIM Stock Appreciation Fund and excludes that of the MIM Stock Growth Fund prior to acquisition. The returns set forth for the Fund reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total returns may have been lower.

1 Represents a hypothetical investment of $10,000 in the Fund. The beginning value of the Investor A Shares of the Fund reflects the deduction of the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge=$9,550). The ending value of the Investor B Shares of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 4.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends all distributions.

2 The S&P 600 Small Cap Index and the S&P 600 Small Cap/Barra Growth Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The S&P 600 Small Cap Index and the S&P 600 Small Cap/Barra Growth Index have been adjusted to reflect reinvestment of dividends on securities in the indexes. The indexes are unmanaged.

3 Total returns quoted reflects all applicable sales charges and contingent deferred sales charges.

Management's Discussion of Fund Performance, continued

The Riverfront Funds

(unaudited)

Select Value Fund

After posting three consecutive years of declines, the equity markets responded strongly in 2003. The rally was fairly broad with small-cap and mid-cap stocks leading the way. For the year, the Russell 1000 Value Index1 gained 30.03%. Although larger capitalization stocks trailed smaller issues, solid gains were still evident. The S&P 500 Index2 appreciated 28.67% for 2003. In terms of style, "value investing" slightly exceeded its counterpart "growth investing."

Throughout 2003, The Riverfront Select Value Fund (the "Fund") maintained its value bias. Therefore, the Fund's focus continues to be identifying high quality companies that trade at attractive valuation levels. The Fund's portfolio currently trades at a Trailing One Year Price-to-Earnings Ratio of 17.2x. At the end of the year, the S&P 500, a good gauge of the market, possessed a Trailing One Year Price-to-Earnings Ratio of 21.1x. This simply means that for the Fund, we are paying $17.20 for each dollar of earnings in the companies that comprise the portfolio. As for the S&P 500, investors are paying $21.10 for each dollar of earnings in the 500 companies that makeup the index. In addition, dividends play a meaningful role in enhancing total return and limiting volatility. At the end of the year, the Fund's portfolio possessed a dividend yield of 2.1% compared to the dividend yield of the S&P 500 of 1.6%.

In essence, the magnitude of the recovery in stock prices in the last three quarters of the year was underestimated. While 2003 was a great year with double-digit returns, the first quarter saw declines, with the S&P 500 declining 3.2%, which prompted a conservative strategy for the Fund. At the end of 2003, the Fund maintained over-weighted positions in sectors that represent value with good dividend prospects. These sectors include financial services, consumer goods & services, health care, consumer discretion and information technology. Sectors which represented under-weighted positions included industrials, materials, and telecommunications. The Fund's positions in financials and information technology proved to be advantageous to operating results. Positions in industrials, materials, health care, and consumer staples impaired operating results due to the conservative positioning of the portfolio.

Additionally, low quality stocks seemed to be the theme for 2003. Companies that have not posted earnings in some time were being rewarded with higher stock prices. Therefore, most strategies based upon fundamental analysis lagged most market indices. Low quality companies like Avaya, Dynegy, Sanmina, and Novell posted gains in excess of 200%. Since the Fund focuses on higher quality issues, its return for 2003 of 26.27%3 (Investor A Shares at NAV) lagged the broader market averages.

Looking ahead, the Fund will continue to concentrate on higher quality names. We believe that fundamental analysis will be rewarded when sentiment returns to traditional measures. Stocks continue to appear attractive and the economy is steamrolling ahead. Profits will come under close scrutiny, which bodes well for higher quality issues. This, combined with resolve in geopolitical environment and historically low interest rates, we feel will position the Fund's portfolio well for the upcoming year.

1 The Russell 1000 Value Index measures the performance of the 1000 largest of the 3000 largest U.S.--domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and investments cannot be made in an index.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

3 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance is available at our website www.riverfrontfunds.com or by calling 1-800-424-2295.

Management's Discussion of Fund Performance, continued

The Riverfront Funds

(unaudited)

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.riverfrontfunds.com or by calling 1-800-424-2295. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The beginning value of the Investor A Shares of the Fund reflects the deduction of the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge=$9,550). The ending value of the Investor B Shares of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 4.00% on any redemption over four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends all distributions.

2 The S&P 500 Index and the Russell 1000 Value Index are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The S&P 500 Index and the Russell 1000 Value Index have been adjusted to reflect reinvestment of dividends on securities in the indexes. The indexes are unmanaged.

3 Total returns quoted reflects all applicable sales charges and contingent deferred sales charges.

Management's Discussion of Fund Performance, continued

The Riverfront Funds

(unaudited)

The Riverfront U.S. Government Income Fund

As of December 31, 2003, The Riverfront U.S. Government Income Fund ("the Fund") posted a total return year-to-date, of 2.27%1 (Investor A Shares at NAV) versus 2.15% for the Morningstar Intermediate Government Average2 and 2.29% for the Lehman Brothers U.S. Intermediate Government Bond Index3.

Expectations for a rebound in corporate profits and associated stock market gains were realized over the course of the year. As a result, Treasury yields moved higher during the year as investors speculated that the cumulative effects of monetary easing in 2001 and 2002 would continue to push overall economic growth higher. As the year progressed, it became clear that economic growth was indeed recovering in a robust manner from the 2001 recession, as demonstrated by a fourth quarter GDP of 8.20%.

The yield on the 10-year Treasury note increased by 43.5 basis points to 4.25%. However, this move was anything but a straight line. Yields reached a low of 3.12% on the 10-year Treasury in mid-June and then rose to a high of 4.60% in late September. It was a very volatile year, and corporate bond spreads spent the year narrowing, reflecting belief in the strength of profitability for firms. Spread levels reversed the wide levels seen in 2002. The performance of mortgage-backed securities was mixed as prepayments spiked to historically high levels. Thirty-year mortgage rates reached a low of 5.20% in 2003 before ending the year around the 5.75% level.

Businesses continue to be faced with excess capacity and declining end-demand as well as falling prices. Top line growth has not been the driver of corporate profits. Productivity levels are high reflecting the cost-cutting strategy adopted by corporate America. Consumers have realized that the economy, although strong, has yet to turn the labor market around. Additionally, consumers have already taken advantage of low-interest rates through home refinancing and zero-percent auto financing, boosting their standard of living. The question still remains to what degree have home refinances and tax cuts pulled forward future growth? The key to stock market performance in 2004 will depend on the answer. We believe that bond yields will react to the strength of any sustained stock market rally in a negative way. However, with the Fed on hold, and no visible signs of inflation, we expect any move to higher yields may be modest.

Although the consensus opinion is for higher yields in 2004, uncertainties and market volatility are likely to provide opportunities to add incremental return to the portfolio.

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance is available at our website www.riverfrontfunds.com or by calling 1-800-424-2295.

2 Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made in an average.

3 The Lehman Brothers U.S. Intermediate Government Bond Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government or any agency guaranteed by the U.S. government. Investments cannot be made in an index.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Management's Discussion of Fund Performance, continued

The Riverfront Funds

(unaudited)

U.S. Government Income Fund

Value of a $10,000 Investment
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03
$18,472
$17,637
$15,987
Investor A Shares[1]
Lehman Brothers U.S. Intermediate Government Bond Index[2]
Morningstar Intermediate Government Average[2]

Average Annual Total Return for the Period Ended December 31, 2003			
	1 Year	5 Year	10 Year
Investor A Shares[3]	(2.33)%	4.38%	4.78%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.riverfrontfunds.com or by calling 1-800-424-2295. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The beginning value of the Investor A Shares of the Fund reflects the deduction of the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge=$9,550). The ending value of the Investor B Shares of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 4.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

2 The Lehman Brothers U.S. Intermediate Government Bond Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The Lehman Brothers U.S. Intermediate Government Bond Index and the Morningstar Intermediate Government Average have been adjusted to reflect reinvestment of dividends on securities in the index and average. The index and average are unmanaged.

3 Total returns quoted reflects all applicable sales charges and contingent deferred sales charges.

Management's Discussion of Fund Performance, continued

The Riverfront Funds

(unaudited)

U.S. Government Securities Money Market Fund

Despite the third quarter showing the highest growth rate in GDP since 1984, and the economy showing a strong pickup in the second half of 2003, the Fed left rates unchanged. This has turned the short-term yield curve slightly positive as the market anticipates the Fed is now on hold until late 2004. Currently, rates are the lowest in over 40 years.

The Riverfront U.S. Government Securities Money Market Fund (the "Fund") had a 7-day yield of 0.36%1 at December 31, 2003, down from 0.64% at the end of 2002. The duration2 of the Fund has remained relatively stable throughout the year, fluctuating around 33 to 50 days, and ending at 37 days.

Looking forward, we believe the Fed will hold off on raising or lowering rates until a clearer picture on inflation is seen. We believe the next Fed move will probably be in last half of 2004 and will be an increase in rates. With the short-term yield curve slightly positive, we will hold our duration around current levels. As the market anticipates the Fed increasing rates, we will extend in an effort to capture higher yields.

1 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.

Past performance is no guarantee of future results. Yield will vary. Current performance information is available by calling 1-800-424-2295.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Management's Discussion of Fund Performance, continued

The Riverfront Funds

(unaudited)

1 The U.S. 30-Day Treasury Bill Index is considered to be representative of the U.S. 30-Day Treasury bill market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investments cannot be made in such index. The performance of the Fund reflects the deduction of fees for these value-added services.

2 The returns set forth for the Fund reflect the waiver of certain advisory or administrative fees. Without the waiver of fees, total returns would have been lower. Yields quoted for money market funds most closely reflect the Fund's current earnings.

Financial Highlights

The Riverfront Funds

Year Ended December 31,	Net Asset Value, beginning of period	(A) Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	Total from Investment Operations	Distributions from Net Investment Income	Distributions in Excess of Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency Transactions	Total Distributions
Large Company Select Fund--Investor A Shares
1999	$ 13.89	(0.10)	4.76	4.66	0.00	0.00	(0.96)	(0.96)
2000	$ 17.59	(0.12)	(3.41)	(3.53)	0.00	0.00	(1.68)	(1.68)
2001	$ 12.38	(0.10)	(3.26)	(3.36)	0.00	0.00	0.00	0.00
2002	$ 9.02	(0.08)	(2.32)	(2.40)	0.00	0.00	0.00	0.00
2003	$ 6.62	(0.05)	1.48	1.43	0.00	0.00	0.00	0.00
Large Company Select Fund--Investor B Shares
1999	$ 13.69	(0.18)	4.63	4.45	0.00	0.00	(0.96)	(0.96)
2000	$ 17.18	(0.22)	(3.33)	(3.55)	0.00	0.00	(1.68)	(1.68)
2001	$ 11.95	(0.17)	(3.14)	(3.31)	0.00	0.00	0.00	0.00
2002	$ 8.64	(0.12)	(2.23)	(2.35)	0.00	0.00	0.00	0.00
2003	$ 6.29	(0.10)	1.40	1.30	0.00	0.00	0.00	0.00
Balanced Fund--Investor A Shares
1999	$ 13.04	0.18	1.51	1.69	(0.18)	0.00	(1.15)	(1.33)
2000	$ 13.40	0.18	0.01	0.19	(0.18)	0.00	(1.33)	(1.51)
2001	$ 12.08	0.10	(1.97)	(1.87)	(0.09)	0.00	0.00	(0.09)
2002	$ 10.12	0.07	(1.60)	(1.53)	(0.05)	0.00	0.00	(0.05)
2003	$ 8.54	0.03	1.37	1.40	(0.01)	0.00	0.00	(0.01)
Balanced Fund--Investor B Shares
1999	$ 13.56	0.07	1.56	1.63	(0.07)	0.00	(1.15)	(1.22)
2000	$ 13.97	0.06	0.03	0.09	(0.06)	0.00	(1.33)	(1.39)
2001	$ 12.67	0.01	(2.06)	(2.05)	(0.01)	0.00	0.00	(0.01)
2002	$ 10.61	(0.01)	(1.66)	(1.67)	0.00	0.00	0.00	0.00
2003	$ 8.94	(0.04)	1.42	1.38	0.00	0.00	0.00	0.00
Small Company Select Fund--Investor A Shares
1999	$ 7.89	(0.14)	3.85	3.71	0.00	0.00	(0.16)	(0.16)
2000	$ 11.44	(0.13)	(2.32)	(2.45)	0.00	0.00	(1.50)	(1.50)
2001	$ 7.49	(0.11)	(2.98)	(3.09)	0.00	0.00	0.00	0.00
2002	$ 4.40	(0.11)	(1.06)	(1.17)	0.00	0.00	0.00	0.00
2003	$ 3.23	(0.08)	1.53	1.45	0.00	0.00	0.00	0.00
Small Company Select Fund--Investor B Shares
1999	$ 8.14	(0.20)	3.94	3.74	0.00	0.00	(0.16)	(0.16)
2000	$ 11.72	(0.20)	(2.39)	(2.59)	0.00	0.00	(1.50)	(1.50)
2001	$ 7.63	(0.16)	(3.02)	(3.18)	0.00	0.00	0.00	0.00
2002	$ 4.45	(0.14)	(1.06)	(1.20)	0.00	0.00	0.00	0.00
2003	$ 3.25	(0.11)	1.53	1.42	0.00	0.00	0.00	0.00

(A) Per share information is based on average outstanding shares.
(B) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge.
(C) This voluntary expense decrease is reflected in both the expense and net investment income ratios.

See Notes which are an integral part of the Financial Statements

Financial Highlights, continued

The Riverfront Funds

		Ratios to Average Net Assets
Net Asset Value, end of period	(B) Total Return	Expenses	Net Investment Income (Operating Loss)	(C) Expense Waiver/ Reimbursement	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

$ 17.59	33.57%	1.51%	(0.75)%	0.00%	$ 81,318	35%
$ 12.38	(20.09)%	1.51%	(0.80)%	0.00%	$ 68,611	81%
$ 9.02	(27.14)%	1.69%	(0.83)%	0.00%	$ 37,261	88%
$ 6.62	(26.61)%	1.86%	(0.76)%	0.00%	$ 17,947	66%
$ 8.05	21.60%	1.95%	(0.69)%	0.00%	$ 16,633	102%

$ 17.18	32.52%	2.26%	(1.50)%	0.00%	$ 25,793	35%
$ 11.95	(20.69)%	2.26%	(1.55)%	0.00%	$ 25,177	81%
$ 8.64	(27.70)%	2.44%	(1.59)%	0.00%	$ 15,700	88%
$ 6.29	(27.20)%	2.61%	(1.51)%	0.00%	$ 9,656	66%
$ 7.59	20.67%	2.70%	(1.44)%	0.00%	$ 10,372	102%

$ 13.40	13.15%	1.61%	1.32%	0.16%	$ 12,962	51%
$ 12.08	1.41%	1.53%	1.25%	0.16%	$ 11,748	54%
$ 10.12	(15.56)%	1.73%	0.82%	0.12%	$ 9,112	89%
$ 8.54	(15.14)%	1.99%	0.65%	0.10%	$ 6,137	112%
$ 9.93	16.34%	2.00%	0.30%	0.10%	$ 12,045	74%

$ 13.97	12.10%	2.42%	0.52%	0.10%	$ 17,167	51%
$ 12.67	0.66%	2.34%	0.45%	0.10%	$ 17,796	54%
$ 10.61	(16.20)%	2.49%	0.05%	0.10%	$ 11,949	89%
$ 8.94	(15.74)%	2.74%	(0.10)%	0.10%	$ 7,136	112%
$ 10.32	15.44%	2.75%	(0.37)%	0.10%	$ 5,315	74%

$ 11.44	47.08%	1.96%	(1.62)%	0.00%	$ 23,633	65%
$ 7.49	(21.08)%	1.72%	(1.30)%	0.00%	$ 18,806	53%
$ 4.40	(41.26)%	2.23%	(1.97)%	0.00%	$ 9,811	59%
$ 3.23	(26.59)%	2.79%	(2.34)%	0.00%	$ 5,076	118%
$ 4.68	44.89%	2.87%	(2.18)%	0.00%	$ 10,507	82%

$ 11.72	46.01%	2.71%	(2.37)%	0.00%	$ 1,931	65%
$ 7.63	(21.76)%	2.45%	(2.04)%	0.00%	$ 2,072	53%
$ 4.45	(41.68)%	2.97%	(2.71)%	0.00%	$ 1,001	59%
$ 3.25	(26.97)%	3.54%	(3.09)%	0.00%	$ 550	118%
$ 4.67	43.69%	3.62%	(2.99)%	0.00%	$ 670	82%

See Notes which are an integral part of the Financial Statements

Financial Highlights

The Riverfront Funds

Year Ended December 31,	Net Asset Value, beginning of period	(A) Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	Total from Investment Operations	Distributions from Net Investment Income	Distributions in Excess of Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency Transactions	Total Distributions
Select Value Fund--Investor A Shares
1999	$ 10.47	0.03	0.75	0.78	0.00	(0.03)	0.00	(0.03)
2000	$ 11.22	(0.04)	(0.29)	(0.33)	0.00	0.00	0.00	0.00
2001	$ 10.89	(0.02)	(2.05)	(2.07)	0.00	0.00	0.00	0.00
2002	$ 8.82	0.03	(2.21)	(2.18)	(0.02)	0.00	0.00	(0.02)
2003	$ 6.62	0.02	1.72	1.74	(0.01)	0.00	0.00	(0.01)
Select Value Fund--Investor B Shares
1999	$ 10.76	(0.07)	0.79	0.72	0.00	(0.01)	0.00	(0.01)
2000	$ 11.47	(0.14)	(0.28)	(0.42)	0.00	0.00	0.00	0.00
2001	$ 11.05	(0.12)	(2.05)	(2.17)	0.00	0.00	0.00	0.00
2002	$ 8.88	(0.04)	(2.21)	(2.25)	0.00	0.00	0.00	0.00
2003	$ 6.63	(0.04)	1.73	1.69	0.00	0.00	0.00	0.00
U.S. Government Income Fund--Investor A Shares
1999	$ 9.65	0.48	(0.62)	(0.14)	(0.49)	0.00	0.00	(0.49)
2000	$ 9.02	0.50	0.46	0.96	(0.50)	0.00	0.00	(0.50)
2001	$ 9.48	0.47	0.24	0.71	(0.47)	0.00	(0.07)	(0.54)
2002	$ 9.65	0.33	0.39	0.72	(0.33)	0.00	(0.28)	(0.61)
2003	$ 9.76	0.19	0.03	0.22	(0.19)	0.00	(0.19)	(0.38)
U.S. Government Income Fund--Investor B Shares
1999	$ 10.93	0.45	(0.69)	(0.24)	(0.41)	0.00	0.00	(0.41)
2000	$ 10.28	0.49	0.53	1.02	(0.41)	0.00	0.00	(0.41)
2001	$ 10.89	0.42	0.30	0.72	(0.38)	0.00	(0.07)	(0.45)
2002	$ 11.16	0.29	0.47	0.76	(0.26)	0.00	(0.27)	(0.53)
2003	$ 11.39	0.13	0.06	0.19	(0.10)	0.00	(0.19)	(0.29)
U.S. Government Securities Money Market Fund--Investor A Shares
1999	$ 1.000	0.045	0.000	0.045	(0.045)	0.000	0.000	(0.045)
2000	$ 1.000	0.057	0.000	0.057	(0.057)	0.000	0.000	(0.057)
2001	$ 1.000	0.035	0.000	0.035	(0.035)	0.000	0.000	(0.035)
2002	$ 1.000	0.010	0.000	0.010	(0.010)	0.000	0.000	(0.010)
2003	$ 1.000	0.004	0.000	0.004	(0.004)	0.000	0.000	(0.004)
U.S. Government Securities Money Market Fund--Institutional Shares
2001(D)	$ 1.000	0.020	0.000	0.020	(0.020)	0.000	0.000	(0.020)
2002	$ 1.000	0.013	0.000	0.013	(0.013)	0.000	0.000	(0.013)
2003	$ 1.000	0.007	0.000	0.007	(0.007)	0.000	0.000	(0.007)

(A) Per share information is based on average outstanding shares.
(B) Based on net asset value, which does not reflect sales charge or contingent deferred sales charge.
(C) This voluntary expense decrease is reflected in both the expense and net investment income ratios.
(D) Reflects operations for the period from May 2, 2001 (date of initial public investment) to December 31, 2001.
(E) Reflects a cumulative total return since inception.
(F) Computed on annualized basis.

See Notes which are an integral part of the Financial Statements

Financial Highlights, continued

The Riverfront Funds

		Ratios to Average Net Assets
Net Asset Value, end of period	(B) Total Return	Expenses	Net Investment Income (Loss)	(C) Expense Waiver/ Reimbursement	Net Assets, end of period (000 omitted)	Portfolio Turnover Rate

$ 11.22	7.44%	1.84%	0.22%	0.03%	$ 26,075	128%
$ 10.89	(2.94)%	1.71%	(0.41)%	0.13%	$ 26,152	43%
$ 8.82	(19.01)%	1.76%	(0.23)%	0.11%	$ 18,928	35%
$ 6.62	(24.73)%	1.92%	0.34%	0.10%	$ 10,906	117%
$ 8.35	26.27%	1.99%	0.26%	0.11%	$ 18,745	51%

$ 11.47	6.65%	2.63%	(0.50)%	0.00%	$ 11,574	128%
$ 11.05	(3.66)%	2.50%	(1.21)%	0.10%	$ 9,507	43%
$ 8.88	(19.64)%	2.53%	(1.01)%	0.10%	$ 6,050	35%
$ 6.63	(25.34)%	2.67%	(0.41)%	0.10%	$ 3,471	117%
$ 8.32	25.49%	2.74%	(0.50)%	0.11%	$ 3,248	51%

$ 9.02	(1.43)%	1.08%	5.18%	0.06%	$ 36,720	74%
$ 9.48	11.01%	1.05%	5.46%	0.06%	$ 43,412	69%
$ 9.65	7.67%	1.10%	4.84%	0.02%	$ 45,573	65%
$ 9.76	7.64%	1.19%	3.44%	0.00%	$ 44,018	398%
$ 9.60	2.27%	1.16%	1.93%	0.00%	$ 42,195	617%

$ 10.28	(2.25)%	1.89%	4.40%	0.00%	$ 1,554	74%
$ 10.89	10.19%	1.86%	4.66%	0.00%	$ 1,531	69%
$ 11.16	6.75%	1.87%	4.04%	0.00%	$ 1,953	65%
$ 11.39	6.89%	1.94%	2.53%	0.00%	$ 4,839	398%
$ 11.29	1.66%	1.91%	1.18%	0.00%	$ 3,737	617%

$ 1.000	4.61%	0.58%	4.53%	0.15%	$ 194,528	N/A
$ 1.000	5.85%	0.56%	5.68%	0.15%	$ 162,804	N/A
$ 1.000	3.54%	0.66%	3.41%	0.05%	$ 180,951	N/A
$ 1.000	1.03%	0.72%	1.03%	0.00%	$ 173,650	N/A
$ 1.000	0.43%	0.75%	0.45%	0.01%	$ 166,298	N/A

$ 1.000	1.97%(E)	0.46%(F)	2.95%(F)	0.00%(F)	$ 25,976	N/A
$ 1.000	1.28%	0.47%	1.26%	0.00%	$ 46,505	N/A
$ 1.000	0.68%	0.50%	0.71%	0.01%	$ 38,414	N/A

See Notes which are an integral part of the Financial Statements

Schedule of Portfolio Investments

The Riverfront Funds

December 31, 2003

Large Company Select Fund

Shares			Market Value

COMMON STOCKS (98.9%)
Aerospace (0.9%)
8,000		Rockwell Collins	$ 240,240

Aerospace--Defense (1.8%)
5,000		United Technologies Corp.	473,850

Athletic Footwear (0.5%)
2,000		Nike, Inc. Class B	136,920

Banks (0.7%)
3,000		Capital One Financial Co.	183,870

Beverages (4.0%)
6,000		Anheuser-Busch Cos., Inc.	316,080
12,000		Coca-Cola Co.	609,000
5,000	(1)	Starbucks Corp.	165,300

		TOTAL	1,090,380

Broadcast Service/Program (1.2%)
8,000	(1)	Fox Entertainment Group	233,200
2,000	(1)	Univision Communications-- A	79,380

		TOTAL	312,580

Cable--TV (0.7%)
6,000	(1)	Comcast Corp. -- Class A	197,220

Chemicals (1.8%)
6,000		Dow Chemical Co.	249,420
4,000		Sigma-Aldrich Corp.	228,720

		TOTAL	478,140

Computers & Peripherals (8.3%)
45,000	(1)	Cisco Systems, Inc.	1,093,050
12,000	(1)	Dell Computer Corp.	407,520
15,000		EMC Corp.-- Mass	193,800
6,000		International Business Machines Corp.	556,080

		TOTAL	2,250,450

Cosmetics & Toiletries (0.3%)
2,000		Gillette Co.	73,460

Consumer Goods & Services (2.6%)
6,000		Proctor & Gamble Co.	599,280
5,000	(1)	Cendant Corp.	111,350

		TOTAL	710,630

Data Processing (0.5%)
3,000		First Data Corp.	123,270

Diversified (7.4%)
34,000		General Electric Co.	1,053,320
3,000		Illinois Tool Works, Inc.	251,730
4,000		3M Co.	340,120
13,000		Tyco International, Ltd.	344,500

		TOTAL	1,989,670

COMMON STOCKS, continued
E-Commerce (1.2%)
5,000		E*Trade Group, Inc.	$ 63,250
4,000	(1)	eBay, Inc.	258,360

		TOTAL	321,610

Entertainment (0.4%)
5,000		Walt Disney Co.	116,650

Filtration/Separation Products (0.5%)
5,000		Pall Corp.	134,150

Finance--Investment Banker/Broker (0.9%)
4,000		Morgan Stanley	231,480

Financial Services (2.8%)
7,000		American Express Co.	337,610
2,000		Southtrust Corp.	65,460
7,000		State Street Corp.	364,560

		TOTAL	767,630

Food--Diversified (1.1%)
8,000		Kellog Co.	304,640

Health Care--Managed Care (1.5%)
7,000		United Health Group, Inc.	407,260

Independent Power Producer (1.0%)
8,000		Rockwell Automation, Inc.	284,800

Information Technology-- Communications Equipment (2.0%)
10,000		Qualcomm, Inc.	539,300

Insurance (2.7%)
7,000		American International Group, Inc.	463,960
2,000		Marsh & McLennan Cos., Inc.	95,780
2,000		Progressive Corp.	167,180

		TOTAL	726,920

Internet Services (1.8%)
14,000	(1)	Symantec Corp.	485,100

Medical--Biomedical/Gene (0.5%)
1,500	(1)	Genentech	140,355

Medical--Biotech (1.3%)
6,000	(1)	Chiron Corp.	341,940

Medical Supplies (5.4%)
2,000		Boston Scientific Corp.	73,520
7,000		Guidant Corp.	421,400
12,000		Johnson & Johnson	619,920
7,000		Medtronic, Inc.	340,270

		TOTAL	1,455,110

Metal--Diversified (1.2%)
4,000		Freeport-McMoran Copper-- Class B	168,520
2,000		Phelps Dodge Corp	152,180

		TOTAL	320,700

COMMON STOCKS, continued
Multi-Media (0.8%)
3,000		McGraw-Hill Companies, Inc.	$ 209,760

Oil & Gas Exploration & Production (0.6%)
3,000		Devon Energy Corp.	171,780

Pharmaceuticals (13.8%)
9,000		Abbott Laboratories	419,400
8,000	(1)	Amgen, Inc.	494,400
24,000		Bristol-Myers Squibb Co.	686,400
8,000		Eli Lilly & Co.	562,640
5,000		Merck & Co., Inc.	231,000
35,000		Pfizer, Inc.	1,236,550
2,500	(1)	Watson Pharmaceuticals, Inc.	115,000

		TOTAL	3,745,390

Retails (7.1%)
3,000	(1)	Bed Bath & Beyond, Inc.	130,050
7,000		Gap, Inc./The	162,470
2,000	(1)	Kohl's Corp.	89,880
5,000		Lowe's Companies, Inc.	276,950
6,000		Target Corp.	230,400
9,000		Walgreen Co.	327,420
13,000		Wal-Mart Stores, Inc.	689,650

		TOTAL	1,906,820

Retail--Building Products (1.8%)
14,000		Home Depot, Inc.	496,860

Retail--Consumer Electronic (0.8%)
4,000		Best Buy Co., Inc.	208,960

Semiconductors (5.9%)
6,000	(1)	Applied Materials, Inc.	134,700
30,000		Intel Corp.	966,000
4,000	(1)	QLogic Corp.	206,400
10,000		Texas Instruments, Inc.	293,800

		TOTAL	1,600,900

COMMON STOCKS, continued
Software & Computer Services (9.2%)
10,000	(1)	BEA Systems, Inc	$ 123,000
5,000	(1)	Citrix Systems, Inc.	106,050
10,000		Hewlett-Packard Co.	229,700
40,000		Microsoft Corp.	1,101,600
32,000	(1)	Oracle Corp.	422,400
14,000	(1)	Veritas Software Corp.	520,240

		Total	2,502,990

Tools--Hand Held (0.4%)
2,000		Black & Decker Corp.	98,640

Transportation (0.5%)
3,000		Harley-Davidson, Inc.	142,590

Transportation Services (1.4%)
5,000		United Parcel Service	372,750

Utilities--Telecommunications (1.6%)
14,990	(1)	Nextel Communications, Inc.	420,619

TOTAL COMMON STOCKS (IDENTIFIED COST $24,353,003)			26,716,384

INVESTMENT COMPANIES (0.4%)
98,666		AIM Institutional Money Market Fund (at net asset value)	98,666

TOTAL INVESTMENTS (99.3%) (IDENTIFIED COST $24,451,669)(5)			26,815,050

OTHER ASSETS & LIABILITIES, NET (0.7%)			189,677

TOTAL NET ASSETS (100%)			$ 27,004,727

Schedule of Portfolio Investments

The Riverfront Funds

December 31, 2003

Balanced Fund

Shares			Market Value

Common Stocks (73.3%)
Athletic Footwear (0.4%)
1,000		Nike, Inc. Class B.	$ 68,460

Banks (7.2%)
3,000		Bank of America Corp.	241,290
7,000		Bank One Corp.	319,130
6,000		Citigroup, Inc.	291,240
5,000		Wachovia Corp.	232,950
3,000		Wells Fargo & Co.	176,670

		TOTAL	1,261,280

Biopharmaceuticals (1.0%)
3,000		Chiron Corp.	170,970

Broadcast Service/Program (0.8%)
2,000		Fox Entertainment Group, Inc.	58,300
2,000		Univision Communications--A	79,380

		TOTAL	137,680

Cable- TV (1.0%)
5,235	(1)	Comcast Corp.-- Class A	172,074

Chemicals--Specialty (0.4%)
1,000		Sigma-Aldrich Corp.	57,180

Computers & Peripherals (5.4%)
12,000	(1)	Cisco Systems, Inc.	291,480
6,000	(1)	Dell Computer Corp.	203,760
20,000		EMC Corp.-- Mass	258,400
2,000		International Business Machines Corp.	185,360

		TOTAL	939,000

Consumer Goods & Services (1.9%)
1,000		Gillette Co.	36,730
3,000		Procter & Gamble Co.	299,640

		TOTAL	336,370

Diversified (5.9%)
3,000		Cooper Industires Ltd., Class A	173,790
8,000		General Electric Co.	247,840
4,000		3M Co.	340,120
10,000		Tyco International, Ltd.	265,000

		TOTAL	1,026,750

E-Commerce (0.4%)
1,000	(1)	eBay, Inc.	64,590

Enterprise Software/Service (0.4%)
5,000	(1)	BEA Systems, Inc.	61,500

Entertainment (0.8%)
6,000		Walt Disney Co.	139,980

Common Stocks, continued
Financial Services (6.7%)
7,000		American Express Co.	$ 337,610
4,000		Capital One Financial Co.	245,160
6,000		J.P. Morgan Chase & Co.	220,380
4,000		Merrill Lynch & Co.	234,600
4,000		U.S. Bancorp	119,120

		TOTAL	1,156,870

Food--Diversified (1.1%)
5,000		Kellog Co.	190,400

Independent Power Producers (0.6%)
3,000		Rockwell Automation, Inc.	106,800

Information Technology-- Communications Equipment (1.6%)
5,000		Qualcomm, Inc.	269,650

Insurance (2.0%)
2,000		Aetna	135,160
2,000		American International Group, Inc.	132,560
1,000		Progressive Corp.	83,590

		TOTAL	351,310

Internet Services (1.2%)
6,000	(1)	Symantec Corp.	207,900

Machinery--Construction & Mining (1.0%)
2,000		Caterpillar, Inc.	166,040

Media (1.8%)
17,000	(1)	Time Warner, Inc.	305,830

Medical Supplies (2.0%)
2,000	(1)	Boston Scientific Corp.	73,520
3,000		Johnson & Johnson	154,980
2,000		St. Jude Medical, Inc.	122,700

		TOTAL	351,200

Metals (0.7%)
3,000		Freeport-McMoran Copper--Class B	126,390

Metals & Mining (1.9%)
3,000		Alcoa, Inc.	114,000
3,000		Newmont Mining Corp.	145,830
1,000		Weyerhaeuser Co.	64,000

		TOTAL	323,830

MultiMedia (0.4%)
1,000		McGraw Hill	69,920

Oil & Gas Exploration & Production (2.5%)
6,000		Devon Energy Corp.	343,560
2,000		Kerr-McGee Corp.	92,980

		TOTAL	436,540

Common Stocks, continued
Oil-Intergrated Companies (2.1%)
2,000		Conoco Phillips, Inc.	$ 131,140
3,000		Enerplus Resources Fund	91,320
2,000		Exxon Mobil Corp.	82,000
2,000		Marathon Oil Corp.	66,180

		TOTAL	370,640

Pharmaceuticals (3.0%)
1,000	(1)	Amgen, Inc.	61,800
6,000		Bristol-Myers Squibb Co.	171,600
3,000		Eli Lilly & Co.	210,990
2,000		Pfizer, Inc.	70,660

		TOTAL	515,050

Power Convection (0.8%)
3,000		Hubbell, Inc. -- Class B	132,300

Retail (5.8%)
2,000		Best Buy Co., Inc.	104,480
10,000		Gap, Inc./The	232,100
5,000		Home Depot, Inc.	177,450
6,000		Target Corp.	230,400
5,000		Wal-Mart Stores, Inc.	265,250

		TOTAL	1,009,680

Retail--Drug Store (1.0%)
5,000		CVS Corp.	180,600

Semiconductors (1.6%)
4,000		Intel Corp.	128,800
5,000		Texas Instruments, Inc.	146,900

		TOTAL	275,700

Software & Computer Services (4.6%)
1,000	(1)	Citrix Systems, Inc.	21,210
5,000		Hewlett-Packard Co.	114,850
10,000		Microsoft Corp.	275,400
15,000	(1)	Oracle Corp.	198,000
5,000	(1)	Veritas Software Corp.	185,800

		TOTAL	795,260

Telecommunication-Equipment (0.3%)
2,000		Scientific-Atlanta, Inc.	54,600

Tobacco (0.6%)
2,000		Altria Group, Inc.	108,840

Tools--Hand Held (0.4%)
1,500		Black & Decker Corp.	73,980

Toys (0.1%)
1,000		Mattel, Inc.	19,270

Utilities--Electric (0.3%)
1,000		Dominion Resources, Inc.	63,830

Principal Amount or Shares			Market Value

Common Stocks, continued
Utilities--Electric/Integrated (1.2%)
12,360		Xcel Energy	$ 209,873

Utilities--Telecommunications (2.4%)
10,000	(1)	AT&T Wireless Services, Inc.	79,900
2,000		Bell South Corp.	56,600
10,000	(1)	Nextel Communications, Inc.	280,600

		TOTAL	417,100

TOTAL COMMON STOCKS (IDENTIFIED COST $10,801,432)			12,725,237

U.S. GOVERNMENT AGENCIES (25.3%)
Federal National Mortgage Assoc. (2.9%)
$ 500,000		5.25%, 03/22/07	504,375

U.S. Treasury Notes (22.4%)
1,000,000		4.375%, 05/15/07	1,058,750
800,000		3.250%, 08/15/08	805,000
750,000		3.125%, 09/15/08	750,000
1,128,720	(6)	3.875%, 01/15/09	1,274,562

		TOTAL	3,888,312

TOTAL U.S. GOVERNMENT AGENCIES (IDENTIFIED COST $4,232,380)			4,392,687

CORPORATE BONDS (0.3%)
Diversified Financials (0.3%)
5,000		Citigroup, Inc., 7.0%, 05/27/05 (Identified Cost $50,000)	51,900

INVESTMENT COMPANIES (1.0%)
166,166		AIM Institutional Money Market Fund (at net asset value)	166,166

TOTAL INVESTMENTS (99.9%) (IDENTIFIED COST $15,249,978)(5)			17,335,990

OTHER ASSETS AND LIABILITIES, NET (0.1%)			23,889

TOTAL NET ASSETS (100%)			$ 17,359,879

Schedule of Portfolio Investments

The Riverfront Funds

December 31, 2003

Small Company Select Fund

Shares			Market Value

COMMON STOCKS (98.4%)
Appliances (0.8%)
7,000	(1)	Salton	$ 91,350

Aerospace/Defense (1.0%)
6,000	(1)	Teledyne Tech	113,100

Automotive Parts (0.8%)
2,000	(1)	Gentex Corp.	88,320

Banks (5.1%)
3,000		Cullen/Frost Bankers, Inc.	121,710
4,000		First Midwest Bancorp, Inc.	129,640
3,000		Hudson United Bancorp	110,850
4,000		Trustco Bank Corp NY	52,600
4,000		UCBH Holdings, Inc.	155,880

		TOTAL	570,680

Biopharmaceuticals (1.2%)
3,000	(1)	IDEXX Laboratories, Inc.	138,840

Broadcasting & Cable (0.7%)
10,000	(1)	TiVo, Inc.	74,000

Building & Construction (1.2%)
1,500		Ryland Group	132,960

Casino Services (1.0%)
5,000	(1)	Isle of Capri Casinos	107,350

Chemicals--Diversified (1.6%)
6,000		Georgia Gulf Corp.	173,280

Commercial Services (3.0%)
4,000	(1)	CDI Corp.	131,000
3,000	(1)	MemberWorks, Inc.	81,510
3,000	(1)	StarTek, Inc.	122,370

		TOTAL	334,880

Computers & Business (1.2%)
5,000	(1)	Foundry Networks, Inc.	136,800

Computers & Peripherals (4.4%)
8,000	(1)	Advanced Digital Info. Corp.	112,000
2,000	(1)	Hutchison Technology	61,480
3,000	(1)	Kronos, Inc.	118,830
1,500	(1)	Pixar, Inc.	103,935
5,000	(1)	SERENA Software, Inc.	91,750

		TOTAL	487,995

Computers & Services (1.8%)
2,000	(1)	CACI International	97,240
7,000	(1)	Pomeroy IT Solutions, Inc.	103,180

		TOTAL	200,420

Consultants (3.2%)
2,500	(1)	Charles River Associates	79,975
4,000	(1)	Maximus, Inc.	156,520
5,000	(1)	Tetra Tech, Inc.	124,300

		TOTAL	360,795

COMMON STOCKS, continued
Consumer Goods (2.0%)
2,000		Toro Co.	$ 92,800
4,000		WD-40 Company	141,440

		TOTAL	234,240

Diversified (1.1%)
4,000		New England Business Service, Inc.	118,000

Education (0.8%)
2,000	(1)	ITT Educational Services, Inc.	93,940

Electronics (1.3%)
4,000	(1)	Trimble Navigation, Ltd.	148,960

Electronics--Military (1.0%)
2,000		Engineered Support System	110,120

Engines (1.8%)
1,000		Briggs and Stratton	67,400
3,000		Clarcor, Inc.	132,300

		TOTAL	199,700

Finance (2.0%)
5,000	(1)	CompuCredit	106,400
3,000		New Century Financial CP	119,010

		TOTAL	225,410

Food--Baking--(1.1%)
5,000		Flowers Food, Inc.	129,000

Footwear (1.3%)
6,000		K-Swiss, Inc.-- Class A	144,360

Insurance (5.6%)
6,000	(1)	Fpic Insurance Group, Inc.	150,540
2,500		Landamerica Financial Group, Inc.	130,650
8,000		Odyssey Re Holdings Corp.	180,400
4,000	(1)	Stewart Information Services Corp.	162,200

		TOTAL	623,790

Internet Application Software (1.5%)
30,000	(1)	Vignette	68,100
5,000	(1)	Webex Communications, Inc.	100,500

		TOTAL	168,600

Machinery (1.3%)
3,500		Graco, Inc.	140,350

Management Consulting (1.2%)
10,000	(1)	Labor Ready, Inc.	131,000

Manufacturing (2.0%)
2,500		Applied Films Corp.	82,550
5,000		Cognex Corp.	141,200

		TOTAL	223,750

COMMON STOCKS, continued
Medical--Biomedical (1.8%)
8,000	(1)	Cell Genesys, Inc.	$ 103,520
1,500	(1)	Martek Biosciences Corp.	97,455

		TOTAL	200,975

Medical--Diagnostics Kits (1.4%)
5,000		Meridian Bioscience	52,150
12,500	(1)	Orasure Technologies, Inc.	99,500

		TOTAL	151,650

Medical--Laser Systems (1.2%)
8,000	(1)	Biolase Technology	132,800

Medical--Products & Supplies (2.5%)
2,000		Coopers Companies, Inc.	94,260
10,000	(1)	Dendreon Corp.	80,600
4,500		Mentor Corp.	108,270

		TOTAL	283,130

Medical--Outpatient/Home Medical (0.8%)
3,000	(1)	Apria Healthcare Group, Inc.	85,410

Medical--Research and Development (1.2%)
8,500	(1)	Parexel Intl. Corp.	138,210

Medical--Therapeutics (1.7%)
6,000	(1)	Connetics	108,960
4,000	(1)	Ilex Oncology, Inc.	85,000

		TOTAL	193,960

Metal--Copper (1.7%)
4,000		Southern Peru Copper	188,640

Office Equipment (1.4%)
5,000	(1)	Global Imaging Systems, Inc.	158,750

Oil--Exploration & Production (3.9%)
5,000		Cabot Oil & Gas Corp.-- Class A	146,750
3,000	(1)	Clayton Williams Energy, Inc.	87,210
1,000	(1)	Newfield Exploration Co.	44,540
3,125		Patina Oil & Gas Corp.	153,094

		TOTAL	431,594

Optical Supplies--(0.5%)
3,000	(1)	Advanced Medical Optics	58,950

Pharmaceuticals (4.6%)
4,000	(1)	Telik, Inc.	92,040
7,000	(1)	aai Pharma, Inc.	175,840
6,000		Alpharma, Inc.-- Class A	120,600
1,000		Medicis Pharmaceutical	71,300
2,000		Polymedica Corp.	52,620

		TOTAL	512,400

COMMON STOCKS, continued
Printing & Publishing (0.7%)
4,500	(1)	Multi Color Corp.	$ 78,480

Radio (2.5%)
50,000	(1)	Sirius Satellite Radio	158,000
12,000	(1)	Spanish Broadcasting System, Inc.	126,000

		TOTAL	284,000

Retail Apparel (1.2%)
5,000	(1)	American Eagle Outfitters	82,000
3,000		Claire's Stores, Inc.	56,520

		TOTAL	138,520

Retail--Furniture (0.8%)
4,000		Pier 1 Imports, Inc.	87,440

Retail--Music Store (0.6%)
10,000	(1)	Trans World Entertainment	71,200

Retail--Restaurants (1.4%)
3,000	(1)	P F Chang's China Bistro, Inc.	152,640

Retail--Video Rental (0.7%)
4,000	(1)	Movie Gallery, Inc.	74,720

Retirement/Aged Care (1.4%)
4,000	(1)	Sunrise Senior Living, Inc.	154,960

Semiconductors (3.1%)
8,000	(1)	August Technology	148,400
5,000	(1)	Genesis Microchip, Inc.	90,200
2,000	(1)	Omnivision Tech	110,500

		TOTAL	349,100

Software & Computer Services (2.7%)
8,000	(1)	AT Road, Inc.	106,400
6,000	(1)	Progress Software Corp.	122,760
4,500	(1)	United Online, Inc.	75,555

		TOTAL	304,715

Superconductor Products & Systems (1.2%)
6,000	(1)	Intermagnetics General Corp.	132,960

Telecommunication Equipment (1.1%)
4,000	(1)	Plantronics, Inc.	130,600

Telecommunications--Fiber Optics (1.2%)
25,000	(1)	Sycamore Networks, Inc.	131,000

Telecommunication Services (0.6%)
7,000	(1)	Ptek Holdings, Inc.	61,670

Tobacco (0.8%)
2,000		Universal Corp.-- VA	88,340

Utilities--Cellular (2.2%)
10,000	(1)	American Tower Corp.	108,200
5,000	(1)	FileNET, Corp.	135,400

		TOTAL	243,600

COMMON STOCKS, continued
Utilities--Gas (0.7%)
2,000		Energen	$ 82,060

Utilities--Telecom Services (0.6%)
6,000	(1)	Talk America Holdings, Inc.	69,120

Wireless--Equipment (1.2%)
7,000	(1)	Viasat, Inc.	133,980

TOTAL COMMON STOCKS (IDENTIFIED COST $8,309,679)			$ 11,007,564

INVESTMENT COMPANIES (1.7%)
185,086		AIM Institutional Money Market Fund (at net asset value)	$ 185,086

TOTAL INVESTMENT (100.1%) (IDENTIFIED COST $8,494,765)(5)			11,192,650

OTHER ASSETS AND LIABILITIES, NET (-0.1%)			(16,505)

TOTAL NET ASSETS (100%)			$ 11,176,145

Schedule of Portfolio Investments

The Riverfront Funds

December 31, 2003

Select Value Fund

Shares			Market Value

COMMON STOCKS (97.3%)
Aerospace--Defense (1.8%)
2,500		Lockheed Martin Corp.	$ 128,500
3,000		United Technologies Corp.	284,310

		TOTAL	412,810

Automotive--Medium & Heavy Duty Trucks (0.3%)
700		Paccar, Inc.	59,584

Automotive--Cars/Light Trucks (0.8%)
3,400		General Motors Corp.	181,560

Automotive--Parts (1.3%)
2,100		Johnson Controls, Inc.	243,852
600		Borgwarner, Inc	51,042

		TOTAL	294,894

Banks (17.5%)
8,500		Bank of America Corp.	683,655
8,200		Bank One Corp.	373,838
2,750		BB & T Corporation	106,260
4,200		Capital One Financial Co.	257,418
19,200		Citigroup, Inc.	931,968
3,000		Compass Bancshares, Inc.	117,930
3,600		Suntrust Banks, Inc.	257,400
5,700		Union Planters Corp.	179,493
8,400		Wachovia Corp.	391,356
9,200		Wells Fargo & Co.	541,788

		TOTAL	3,841,106

Beverages (0.7%)
3,325		Pepsico, Inc.	155,012

Cable Television (1.1%)
7,000	(1)	Comcast Corp.-- Class A	230,090

Chemicals--Diversified (0.5%)
2,800		Dow Chemical	116,396

Coatings/Paint (0.8%)
5,000		Sherwin-Williams Co.	173,700

Computer & Peripherals (4.1%)
2,150		Autodesk, Inc.	52,847
8,900		EMC Corp.-- Mass	114,988
16,500		Hewlett-Packard Co.	379,005
3,850		International Business Machines Corp.	356,818

		TOTAL	903,658

Consumer Goods & Services (2.3%)
11,000	(1)	Cendant Corp.	244,970
750		Fortune Brands, Inc.	53,618
1,975		Proctor & Gamble Co.	197,263

		TOTAL	495,851

COMMON STOCKS, continued
Cosmetics & Toiletries (0.5%)
3,000		Gillette Co.	$ 110,190

Diversified (2.4%)
5,500		DuPont	252,395
1,400		3M Co.	119,042
6,200		Tyco International, Ltd.	164,300

		TOTAL	535,737

Diversified Manufacturing (0.2%)
500		Eaton Corp.	53,990

Electric Products (0.6%)
2,200		Emerson Electric Co.	142,450

Entertainment (1.3%)
12,150		Walt Disney Co.	283,460

Finance--Investment Banker/Broker (3.2%)
2,100		Goldman Sachs Group, Inc.	207,333
2,500		Lehman Brothers Holdings, Inc.	193,050
5,400		Morgan Stanley	312,498

		TOTAL	712,881

Finance--Credit Card (0.5%)
4,100		MBNA Corp.	101,885

Financial Services (10.6%)
4,980		Chartered One Financial, Inc.	172,059
7,600		Fleet Boston Financial Corp.	331,740
12,500		J.P. Morgan Chase & Co.	459,125
4,000		Mellon Financial Corp.	128,440
3,950		Merrill Lynch & Co., Inc.	231,668
6,500		Southtrust Corp.	212,745
4,000		State Street Corp.	208,320
13,700		U.S. Bancorp	407,986
4,200		Washington Mutual, Inc.	168,504

		TOTAL	2,320,587

Food (1.3%)
4,400		ConAgra Foods, Inc.	116,116
3,500		J M Smucker Co.	158,515

		TOTAL	274,631

Food--Diversified (0.3%)
1,500		Kellog Co.	57,120

Food--Wholesale/Distributor (0.3%)
2,000		Supervalu, Inc.	57,180

Gold Mining (1.0%)
4,500		Newmont Mining Corp.	218,745

Independent Power Producer (1.0%)
6,400		Rockwell Automation, Inc.	227,840

COMMON STOCKS, continued
Insurance (3.8%)
5,000		Allstate Corp.	$ 215,100
8,500		American International Group, Inc.	563,380
1,600		MetLife	53,872

		TOTAL	832,352

Machinery--Construction (1.0%)
2,600		Caterpillar, Inc	215,852

Media (2.8%)
20,900	(1)	Time Warner, Inc.	375,991
5,500	(1)	Viacom Inc.-- Class A	243,485

		TOTAL	619,476

Medical--HMO (0.9%)
2,000	(1)	Wellpoint Health Networks	193,980

Metals--Aluminum (0.9%)
5,000		Alcoa, Inc.	190,000

Metals--Copper (0.6%)
1,625	(1)	Phelps Dodge Corp.	123,646

Metals & Mining (1.3%)
4,400		Weyerhaeuser Co.	281,600

Oil & Gas Exploration, Production & Services (1.5%)
3,200		Devon Energy Corp.	183,232
3,000		Kerr-McGee Corp.	139,470

		TOTAL	322,702

Oil--Integrated Companies (8.4%)
2,900		ChevronTexaco Corp.	250,531
4,677		Conoco Phillips, Inc.	306,671
3,500		Enerplus Resources Fund	106,540
21,000		Exxon Mobil Corp.	861,000
6,300		Marathon Oil Corp.	208,467
2,500		Occidental Petroleum Corp.	105,600

		TOTAL	1,838,809

Optical Supplies (0.2%)
1,000		Bausch & Lomb, Inc.	51,900

Pharmaceuticals (2.3%)
3,800		Bristol-Myers Squibb Co.	108,680
4,600		Merck & Co., Inc.	212,520
4,525		Wyeth	192,086

		TOTAL	513,286

Pharmacy Services (0.5%)
3,289	(1)	Medco Health Solutions	111,793

Publishing--Newspapers (0.5%)
1,200		Gannett Co., Inc.	106,992

Real Estate (1.0%)
2,200	(1)	iShares DJ US Real Estate	218,702

COMMON STOCKS, continued
Retail (2.4%)
3,300		Federated Department Stores	$ 155,529
5,000		J.C. Penney Co.	131,400
1,300		Sears Roebuck & Co.	59,137
7,000	(1)	Staples, Inc.	191,100

		TOTAL	537,166

Retail--Restaurants (0.9%)
8,000		McDonald's Corp.	198,640

Retail--Specialty Stores (0.4%)
5,000		Blockbuster, Inc.-- Class A	89,750

Semiconductors (0.7%)
5,000		Texas Instruments, Inc.	146,900

Software & Computer Services (0.7%)
6,000		Computer Associates Intl., Inc	164,040

Telecommunications--Equipment (1.2%)
8,000		Nokia Corp.	136,000
4,500		Scientific-Atlanta, Inc.	122,850

		TOTAL	258,850

Telecommunications--Fiber Optics (0.5%)
10,000	(1)	Corning, Inc.	104,300

Telecommunications-- Integrated Telecom Services (1.1%)
8,700		Bell South Corp.	246,210

Tobacco (1.7%)
6,700		Altria Group, Inc.	364,614

Transportation Services (0.6%)
2,000		Fed-Ex Corp.	135,000

Utilities--Energy Products (1.1%)
5,700		PPL Corp.	249,375

Utilities--Electric (2.3%)
2,900		Dominion Resources, Inc.	185,107
3,275		Exelon Corp.	217,329
1,600		FPL Group, Inc.	104,672

		TOTAL	507,108

Utilities--Gas (0.7%)
3,700		Piedmont Natural Gas Co.	160,801

Utilities--Telecommunications (2.5%)
12,500	(1)	AT&T Wireless Services, Inc.	99,875
6,600		SBC Communications, Inc.	172,062
8,100		Verizon Communications, Inc.	284,148

		TOTAL	556,085

Wireless Equipment (0.4%)
6,500		Motorola, Inc.	91,454

TOTAL COMMON STOCKS (IDENTIFIED COST $18,504,505)			$ 21,392,740

Principal Amounts or Shares			Market Value
CORPORATE BONDS (0.9%)
Diversified Financials (0.9%)
$ 20,000		Citigroup Inc., 7.00%, 05/27/05 (Identified Cost $200,000)	$ 207,600

INVESTMENT COMPANIES (2.4%)
521,097		AIM Institutional Money Market Fund (at net asset value)	521,097

TOTAL INVESTMENT (100.6%) (IDENTIFIED COST $19,225,602)(5)			22,121,437
OTHER ASSETS AND LIABILITIES, NET (-0.6%)			(127,878)

TOTAL NET ASSETS (100.0%)			$ 21,993,559

Schedule of Portfolio Investments

The Riverfront Funds

December 31, 2003

U.S. Government Income Fund

Principal Amount		Market Value
U.S. GOVERNMENT AGENCIES (12.6%)
Federal National Mortgage Association (12.6%)(3)
$ 482,379	6.000%, 04/01/13 Pool #424320	$ 507,130
711,822	6.000%, 06/01/14 Pool #323780	748,026
1,019,396	5.500%, 02/01/17 Pool #614771	1,057,655
997,491	5.500%, 09/01/17 Pool #646557	1,034,768
1,481,360	5.500%, 01/01/18 Pool #E93617	1,536,497
898,799	5.500%, 04/01/24 Pool #280553	915,543

TOTAL U.S. GOVERNMENT AGENCIES (IDENTIFIED COST $5,736,145)		5,799,619

U.S. TREASURY NOTES (78.5%)
2,000,000	1.750%, 12/31/04	2,010,060
2,000,000	1.500%, 02/28/05	2,004,600
2,000,000	1.250%, 05/31/05	1,995,000
2,000,000	2.000%, 08/31/05	2,012,500
2,000,000	1.875%, 11/30/05	2,005,000
2,000,000	5.625%, 02/15/06	2,155,380
2,000,000	6.500%, 10/15/06	2,227,720
2,000,000	6.625%, 05/15/07	2,263,500
2,000,000	6.125%, 08/15/07	2,238,360
Principal Amount or Shares		Market Value
U.S. TREASURY NOTES, CONTINUED
$2,000,000	5.625%, 05/15/08	$ 2,215,460
2,000,000	4.750%, 11/15/08	2,141,080
2,000,000	6.000%, 08/15/09	2,265,380
2,000,000	5.750%, 08/15/10	2,242,500
2,000,000	5.000%, 02/15/11	2,147,880
2,000,000	5.000%, 08/15/11	2,140,300
2,000,000	4.000%, 11/15/12	1,980,780
2,000,000	4.250%, 11/15/13	1,997,500

TOTAL U.S. TREASURY NOTES (IDENTIFIED COST $35,976,979)		36,043,000

INVESTMENT COMPANIES (8.4%)
1,856,951	AIM Institutional Money Market Fund (at net asset value)	1,856,951
1,985,888	Merrill Lynch Money Market Fund (at net asset value)	1,985,888

TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $3,842,839)		3,842,839

TOTAL INVESTMENTS (99.5%) (IDENTIFIED COST $45,555,963)(5)		45,685,458
OTHER ASSETS AND LIABILITIES, NET (0.5%)		246,255

TOTAL NET ASSETS (100%)		$ 45,931,713

Schedule of Portfolio Investments

The Riverfront Funds

December 31, 2003

U.S. Government Securities Money Market Fund

Principal Amount		Market Value

U.S. GOVERNMENT AGENCIES (87.8%)(3,4)
Federal Agricultural Mortgage Corp. (2.9%)
$ 6,000,000	1.063%, 01/12/04	$ 5,998,057
Federal Home Loan Mortgage Corp. (46.8%)
6,000,000	1.063%, 01/08/04	5,998,763
6,000,000	1.055%, 01/15/04	5,997,550
6,000,000	1.086%, 01/22/04	5,996,220
6,000,000	1.071%, 02/02/04	5,994,320
6,000,000	1.049%, 02/03/04	5,994,253
6,000,000	1.068%, 02/05/04	5,993,788
6,000,000	1.073%, 02/06/04	5,993,580
6,000,000	1.075%, 02/11/04	5,992,688
6,000,000	1.067%, 02/12/04	5,992,545
6,000,000	1.088%, 02/26/04	5,989,873
6,000,000	1.083%, 03/01/04	5,989,200
6,000,000	1.068%, 03/11/04	5,987,575
6,000,000	1.107%, 03/15/04	5,986,433
6,000,000	1.053%, 03/18/04	5,986,525
12,000,000	1.107%, 03/25/04	11,969,200

	TOTAL	95,862,513

U.S. GOVERNMENT AGENCIES, continued(3,4)
Federal National Mortgage Association (38.1%)
$ 6,000,000	1.044%, 01/02/04	$ 5,999,825
6,000,000	1.042%, 01/06/04	5,999,125
6,000,000	1.053%, 01/07/04	5,998,950
6,000,000	1.035%, 01/09/04	5,998,613
6,000,000	1.063%, 01/14/04	5,997,703
6,000,000	1.048%, 01/20/04	5,996,675
6,000,000	1.073%, 01/21/04	5,996,434
6,000,000	1.073%, 01/28/04	5,995,185
6,000,000	1.068%, 02/04/04	5,993,965
6,000,000	1.072%, 02/18/04	5,991,440
6,000,000	1.085%, 02/19/04	5,991,180
6,000,000	1.056%, 04/13/04	5,981,975
6,000,000	1.067%, 05/03/04	5,978,270

	TOTAL	77,919,340

TOTAL U.S. GOVERNMENT AGENCIES (AMORTIZED COST $179,779,910)		179,779,910

REPURCHASE AGREEMENTS (12.1%)(2)
24,846,000	Interest in $24,846,000 repurchase agreement with Morgan Stanley Dean Witter & Co., 0.95%, dated 12/31/03, to be repurchased at $26,847,311 on 01/02/04 collateralized by U.S. Government Agency Securities with various maturities to 3/31/05 (at net asset value)	24,846,000

TOTAL INVESTMENTS (99.9%) (AMORTIZED COST $204,625,910)(5)		204,625,910
OTHER ASSETS AND LIABILITIES, NET (0.1%)		86,325

TOTAL NET ASSETS (100%)		$204,712,235

Notes to Portfolio of Investments

The Riverfront Funds

December 31, 2003

(1) Non-income producing.

(2) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(3) Because of monthly principal payments, the average lives of certain government securities are less than the indicated periods.

(4) Each Issue shows the yield at the time of purchase for U.S. Government Agencies.

(5) The Cost of Investments for federal tax purposes are shown below:

Cost of Investments
Large Company Select Fund	$ 24,704,114
Balanced Fund	15,276,725
Small Company Select Fund	8,495,390
Select Value Fund	19,288,528
U.S Government Income Fund	45,575,950
U.S. Government Securities Money Market Fund	204,625,910

(6) Inflation Protected Security.

* The categories of investments are shown as a percentage of net assets at December 31, 2003.

Statements of Assets and Liabilities

The Riverfront Funds

December 31, 2003

	Large Company Select Fund	Balanced Fund	Small Company Select Fund
Assets:
Investments, at value (Cost $24,451,669, $15,249,978 and $8,494,765, respectively	$ 26,815,050	$ 17,335,990	11,192,650
Income receivable	26,675	66,942	3,007
Receivable for capital shares issued	5,721	4,422	3,570
Receivable for investments sold	358,033	199,531	--
Prepaid expenses and other assets	6,037	--	--

Total Assets	27,211,516	17,606,885	11,199,227

Liabilities:
Payable for capital shares redeemed	156,789	911	1,353
Payable for securities purchased	--	214,687	--
Accrued expenses and other payables:
Investment advisory fees (Note 4)	18,156	11,635	7,481
Administration fees (Note 4)	3,977	2,500	1,584
Custodian and accounting fees (Note 4)	3,180	2,251	1,764
Distribution fees (Note 4)	11,343	6,920	1,729
Transfer agent fees (Note 4)	7,727	4,041	5,708
Audit and legal fees	582	1,318	477
Other	5,035	2,743	2,986

Total Liabilities	206,789	247,006	23,082

Net Assets Consist Of:
Paid in capital	48,093,680	20,354,238	16,343,471
Accumulated undistributed net investment income	--	--	--
Net unrealized appreciation on investments	2,363,381	2,086,012	2,697,885
Accumulated net realized losses and distributions in excess of realized gains	(23,452,334)	(5,080,371)	(7,865,211)

Total Net Assets	$ 27,004,727	$ 17,359,879	$ 11,176,145

Net assets
Investor A Shares	$ 16,632,538	$ 12,044,766	$ 10,506,636
Investor B Shares	10,372,189	5,315,113	669,509

Total	$ 27,004,727	$ 17,359,879	$ 11,176,145

Shares of capital stock
Investor A Shares	2,066,798	1,212,391	2,243,479
Investor B Shares	1,366,711	514,909	143,240

Total	3,433,509	1,727,300	2,386,719

Net asset value
Investor A Shares--redemption price per share	$ 8.05	$ 9.93	$ 4.68

Investor B Shares--offering price per share*	$ 7.59	$ 10.32	$ 4.67

Maximum sales charge (Investor A Shares)	4.50%	4.50%	4.50%

Maximum offering price per share (Investor A Shares)**	$ 8.43	$ 10.40	$ 4.90

* Redemption price of Investor B Shares varies based on length of time shares are held.

** (100%/(100%-maximum sales charge) of net asset value adjusted to nearest cent).

See Notes which are an integral part of the Financial Statements

Statements of Assets and Liabilities

The Riverfront Funds

December 31, 2003

	Select Value Fund	U.S. Government Income Fund	U.S. Government Securities Money Market Fund
Assets:
Investments, at value (Cost $19,225,602, $45,555,963 and $179,779,910 respectively)	$ 22,121,437	$ 45,685,458	$ 179,779,910
Repurchase agreements (Cost $0, $0, and $24,846,000 respectively)	--	--	24,846,000
Cash	--	--	266
Income receivable	34,241	397,956	723
Receivable for capital shares issued	7,540	20,074	323,694
Prepaid expenses and other assets	281	--	--

Total Assets	22,163,499	46,103,488	204,950,593

Liabilities:
Dividends payable	--	--	70,392
Payable for capital shares redeemed	136,282	117,072	26,212
Accrued expenses and other payables:
Investment advisory fees (Note 4)	14,554	15,749	26,157
Administration fees (Note 4)	2,991	6,653	29,311
Custodian and accounting fees (Note 4)	3,009	4,497	8,835
Distribution fees (Note 4)	5,120	12,310	34,806
Transfer agent fees (Note 4)	4,452	3,469	3,533
Audit and legal fees	1,215	2,491	8,179
Other	2,317	9,534	30,933

Total Liabilities	169,940	171,775	238,358

Net Assets Consist Of:
Paid in capital	33,157,716	45,437,611	204,712,238
Accumulated undistributed net investment income	--	125,517	--
Net unrealized appreciation on investments	2,895,835	129,495	--
Accumulated net realized gains/(losses) and distributions in excess of realized gains	(14,059,992)	239,090	(3)

Total Net Assets	$ 21,993,559	$ 45,931,713	$ 204,712,235

Net assets
Investor A Shares	$ 18,745,245	$ 42,195,118	$ 166,297,872
Investor B/Institutional Shares	3,248,314	3,736,595	38,414,363

Total	$ 21,993,559	$ 45,931,713	$ 204,712,235

Shares of capital stock
Investor A Shares	2,244,196	4,393,434	166,297,872
Investor B/Institutional Shares	390,464	331,098	38,414,363

Total	2,634,660	4,724,532	204,712,235

Net asset value
Investor A Shares--redemption price per share	$ 8.35	$ 9.60	$ 1.00

Investor B/Institutional Shares--offering price per share*	$ 8.32	$ 11.29	$ 1.00

Maximum sales charge (Investor A Shares)	4.50%	4.50%	N/A

Maximum offering price per share (Investor A Shares)**	$ 8.74	$ 10.05	$ 1.00

* Redemption price of Investor B Shares varies based on length of time shares are held.

** (100%/(100%-maximum sales charge) of net asset value adjusted to nearest cent).

See Notes which are an integral part of the Financial Statements

Statements of Operations

The Riverfront Funds

For the Year Ended December 31, 2003

	Large Company Select Fund	Balanced Fund	Small Company Select Fund
Investment Income:
Interest	$ 1,445	$ 170,872	$ 118
Dividend	342,410	168,811	52,883

Total Income	343,855	339,683	53,001

Expenses:
Investment advisory fees (Note 4)	217,269	130,260	61,209
Administration fees (Note 4)	46,169	24,605	13,007
Distribution services fee (Investor A Shares) (Note 4)	43,827	21,251	17,717
Distribution services and shareholder service fees (Investor B Shares) (Note 4)	96,278	59,730	5,643
Custodian and accounting fees (Note 4)	42,422	24,763	15,052
Audit and legal fees	4,878	3,695	1,367
Trustees' fees and expenses	8,314	3,699	1,813
Transfer agent fees (Note 4)	93,905	46,072	65,637
Registration and filing fees	50	--	--
State registration fees	27,101	26,504	26,858
Printing costs	17,780	5,626	11,926
Other	5,173	4,307	4,063

Total Expenses	603,166	350,512	224,292
Waivers
Waiver of investment advisory fees (Note 4)	--	(14,473)	--

Net Expenses	603,166	336,039	224,292

Net Investment Income (Loss)	(259,311)	3,644	(171,291)

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains/(losses) from investment transactions	(604,033)	(108,460)	550,867
Net change in unrealized appreciation/(depreciation) from investments	6,095,209	2,322,005	2,601,979

Net realized/unrealized gains from investments	5,491,176	2,213,545	3,152,846

Change in net assets resulting from operations	$ 5,231,865	$ 2,217,189	$ 2,981,555

See Notes which are an integral part of the Financial Statements

Statements of Operations

The Riverfront Funds

For the Year Ended December 31, 2003

	Select Value Fund	U.S. Government Income Fund	U.S. Government Securities Money Market Fund
Investment Income:
Interest	$ 516	$ 1,369,306	$ 2,541,793
Dividend	391,762	22,274	2,475

Total Income	392,278	1,391,580	2,544,268

Expenses:
Investment advisory fees (Note 4)	165,537	192,303	331,987
Administration fees (Note 4)	29,622	81,728	376,252
Distribution services fee (Investor A Shares) (Note 4)	35,350	108,532	444,560
Distribution services and shareholder service fees (Investor B/IS Shares) (Note 4)	32,850	46,629	--
Custodian and accounting fees (Note 4)	29,479	51,567	111,558
Audit and legal fees	1,180	12,653	63,339
Trustees' fees and expenses	3,967	12,872	61,786
Transfer agent fees (Note 4)	53,449	42,032	37,527
Registration and filing fees	--	--	--
State registration fees	26,577	26,817	30,931
Printing costs	7,565	14,157	49,585
Other	4,449	4,978	(2,796)

Total Expenses	390,025	594,268	1,504,729
Waivers
Waiver of investment advisory fees (Note 4)	(18,334)	--	(8,708)
Waiver of administration fees (Note 4)	--	--	(13,937)
Waiver of custodian and accounting fees (Note 4)	--	--	(1,739)

Net Expenses	371,691	594,268	1,480,345

Net Investment Income	20,587	797,312	1,063,923

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions	(565,747)	830,801	--
Net change in unrealized appreciation/(depreciation) from investments	4,835,429	(692,515)	--

Net realized/unrealized gains from investments	4,269,682	138,286	--

Change in net assets resulting from operations	$ 4,290,269	$ 935,598	$ 1,063,923

See Notes which are an integral part of the Financial Statements

Statements of Changes in Net Assets

The Riverfront Funds

	Large Company Select Fund		Balanced Fund		Small Company Select Fund

	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$ (259,311)	$ (401,410)	$ 3,644	$ 39,438	$ (171,291)	$ (199,317)
Net realized gains (losses) from investment transactions	(604,033)	(11,384,263)	(108,460)	(1,963,744)	550,867	(3,389,885)
Net change in unrealized appreciation/(depreciation) from investments	6,095,209	(1,246,576)	2,322,005	(956,228)	2,601,979	922,962

Change in net assets resulting from operations	5,231,865	(13,032,249)	2,217,189	(2,880,534)	2,981,555	(2,666,240)

Distributions to Shareholders:
Distributions from net investment income:
Investor A Shares	--	--	(4,996)	(38,112)	--	--
Investor B Shares	--	--	--	--	--	--

Change in net assets resulting from distributions to shareholders	--	--	(4,996)	(38,112)	--	--

Capital Transactions:
Proceeds from sale of shares	4,663,287	10,455,211	7,708,752	1,261,479	3,901,397	481,039
Dividends reinvested	--	--	4,012	37,503	--	--
Cost of shares redeemed	(10,493,944)	(22,781,092)	(5,837,715)	(6,169,034)	(1,332,839)	(3,000,903)

Change in net assets from capital transactions	(5,830,657)	(12,325,881)	1,875,049	(4,870,052)	2,568,558	(2,519,864)

Change in net assets	(598,792)	(25,358,130)	4,087,242	(7,788,698)	5,550,113	(5,186,104)
Net Assets:
Beginning of period	27,603,519	52,961,649	13,272,637	21,061,335	5,626,032	10,812,136

End of period	$ 27,004,727	$ 27,603,519	$ 17,359,879	$ 13,272,637	$ 11,176,145	$ 5,626,032

Accumulated undistributed net investment income	$ --	$ --	$ --	$ 1,335	$ --	$ --

See Notes which are an integral part of the Financial Statements

Statements of Changes in Net Assets

The Riverfront Funds

	Select Value Fund		U.S. Government Income Fund		U.S. Government Securities Money Market Fund

	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$ 20,587	$ 31,499	$ 797,312	$ 1,626,682	$ 1,063,923	$ 2,511,702
Net realized gains (losses) from investment transactions	(565,747)	(6,257,791)	830,801	1,737,729	--	--
Net change in unrealized appreciation/ (depreciation) from investments	4,835,429	668,937	(692,515)	178,269	--	--

Change in net assets resulting from operations	4,290,269	(5,557,355)	935,598	3,542,680	1,063,923	2,511,702

Distributions to Shareholders:
Distributions from net investment income:
Investor A Shares	(20,622)	(31,502)	(853,568)	(1,553,187)	(766,857)	(1,970,598)
Investor B Shares	--	--	(38,229)	(72,317)	--	--
Institutional Shares	--	--	--	--	(297,066)	(541,104)
Distributions from net realized gains on investments:
Investor A Shares	--	--	(823,846)	(1,214,635)	--	--
Investor B Shares	--	--	(61,242)	(107,739)	--	--
Institutional Shares	--	--	--	--	--	--

Change in net assets resulting from distributions to shareholders	(20,622)	(31,502)	(1,776,885)	(2,947,878)	(1,063,923)	(2,511,702)

Capital Transactions:
Proceeds from sale of shares	8,324,545	4,269,595	11,219,317	18,317,041	791,635,107	1,086,973,864
Dividends reinvested	15,020	29,342	550,179	828,752	403,980	716,717
Cost of shares redeemed	(4,992,802)	(9,311,003)	(13,853,634)	(18,409,290)	(807,481,223)	(1,074,463,791)

Change in net assets from capital transactions	3,346,763	(5,012,066)	(2,084,138)	736,503	(15,442,136)	13,226,790

Change in net assets	7,616,410	(10,600,923)	(2,925,425)	1,331,305	(15,442,136)	13,226,790
Net Assets:
Beginning of period	14,377,149	24,978,072	48,857,138	47,525,833	220,154,371	206,927,581

End of period	$ 21,993,559	$ 14,377,149	$ 45,931,713	$ 48,857,138	$ 204,712,235	$ 220,154,371

Accumulated undistributed net investment income	$ --	$ --	$ 125,517	$ 124,235	$ --	$ --

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

The Riverfront Funds

December 31, 2003

1. Organization:

The Riverfront Funds, Inc. was organized on March 27, 1990, and registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, management investment company. Effective December 29, 1998, The Riverfront Funds, Inc., changed its form of organization from that of a Maryland corporation to an Ohio business trust by completing a reorganization with and into The Riverfront Funds, an Ohio business trust (the ``Trust''), created for such purpose. The Trust consists of six portfolios (individually referred to as a "Fund", or collectively as the "Funds") as follows: The Riverfront Large Company Select Fund, The Riverfront Balanced Fund, The Riverfront Small Company Select Fund, The Riverfront Select Value Fund, The Riverfront U.S. Government Income Fund and The Riverfront U.S. Government Securities Money Market Fund.

Portfolio Name	Investment Objective
RIVERFRONT Large Company Select Fund	Seeks long-term growth of capital with current income as a secondary objective.
RIVERFRONT Balanced Fund	Seeks long-term growth of capital with some current income as a secondary objective.
RIVERFRONT Small Company Select Fund	Seeks capital growth.
RIVERFRONT Select Value Fund	Seeks to achieve long-term growth of capital.
RIVERFRONT U.S. Government Income Fund

Seeks a high level of current income consistent with the preservation of capital, by investing primarily in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and in high quality fixed rate and adjustable rate mortgage-backed securities and other asset-backed securities.

RIVERFRONT U.S. Government Securities Money Market Fund	Seeks current income from short-term U.S. government securities while preserving capital and maintaining liquidity.

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Large Company Select Fund, Balanced Fund, Small Company Select Fund, Select Value Fund and U.S. Government Income Fund each offer two share classes: Investor A Shares and Investor B Shares. The U.S. Government Securities Money Market Fund also offers two classes of shares: the Investor A Shares and Institutional Shares.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation:

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, and other fixed income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. The U.S. Government Securities Money Market Fund uses the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the 1940 Act. For the Large Company Select Fund, Balanced Fund, Small Company Select Fund, Select Value Fund and U.S. Government Income Fund, short term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees of the Trust (the "Trustees"). Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements:

It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed with, or established by, the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly the Funds may receive less than the repurchased price of the collateral securities. The Funds may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions:

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Each of the Funds offer two classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds based on average daily net assets of each class, without distinction between share classes. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses:

All premiums/discounts are amortized/accreted for financial reporting purposes as required. Gains and losses realized on pre-payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes:

It is each Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing book/tax treatments of market discount reclasses, paydown gains and losses and net investment income (loss). The following reclassifications have been made to the financial statements:

	Increase (Decrease)
Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)
Large Company Select Fund	$ (259,311)	$ 259,311	--
Balanced Fund	(17)	17	--
Small Company Select Fund	(171,291)	171,291	--
Select Value Fund	(35)	35	--
U.S. Government Income Fund	(95,767)	--	95,767

As of December 31, 2003, the following Funds had capital loss carryforwards for federal tax purposes, as noted below, which will reduce the Funds' taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

Fund	2006	2007	2009	2010	2011	Total Tax Loss Carryforward
Large Company Select Fund	$ --	$ --	$ 10,258,008	$ 11,700,131	$ 1,241,750	$ 23,199,889
Balanced Fund	--	--	2,967,191	1,913,284	134,744	5,015,219
Small Company Select Fund	--	--	1,974,487	5,890,097	--	7,864,584
Select Value Fund	--	4,157,318	2,560,458	5,750,702	1,528,610	13,997,088
U.S. Government Securities Money Market Fund	3	--	--	--	--	3

Additionally, the following Funds had capital losses attributable to security transactions incurred after October 31, 2003, which were treated as arising on January 1, 2004 the first day of each Fund's next taxable year as follows:

Fund	Capital Losses Deferred
Balanced Fund	$ 38,405
U.S. Government Income Fund	845

As of December 31, 2002 and 2003 the tax composition of distributions were as follows:

	Ordinary Income		Long-term Capital Gains
Fund	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Large Company Select Fund	$ --	$ --	$ --	$ --
Balanced Fund	4,996	38,112	--	--
Small Company Select Fund	--	--	--	--
Select Value Fund	20,622	31,502	--	--
U.S. Government Income Fund	1,573,751	2,436,083	203,134	511,795
U.S. Government Securities Money Market Fund	1,063,923	2,511,702	--	--

As of December 31, 2002 and 2003, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income		Undistributed Long Term Gains		Unrealized Appreciation/(Depreciation)
Fund	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
Large Company Select Fund	$ --	$ --	$ --	$ --	$ 2,110,936	$ (4,229,463)
Balanced Fund	--	1,335	--	--	2,059,265	(262,740)
Small Company Select Fund	--	--	--	--	2,697,260	87,842
Select Value Fund	--	--	--	--	2,832,909	(2,263,542)
U.S. Government Income Fund	125,517	227,974	--	189,638	109,508	822,010
U.S. Government Securities Money Market Fund	--	--	--	--	--	--

As of December 31, 2003, the gross appreciation and gross depreciation, of investments, on a tax basis were as follows:

Fund	Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciations
Large Company Select Fund	$ 24,704,114	$ 3,398,591	$ (1,287,655)	$ 2,110,936
Balanced Fund	15,276,725	2,331,815	(272,550)	2,059,265
Small Company Select Fund	8,495,390	2,796,880	(99,620)	2,697,260
Select Value Fund	19,288,528	3,159,451	(326,542)	2,832,909
U.S. Government Income Fund	45,575,950	163,600	(54,092)	109,508
U.S. Government Securities Money Market Fund	204,625,910 *	--	--	--

* At amortized cost.

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attribable to the differing treatment for the tax deferral of losses on wash sales.

When-Issued and Delayed Delivery Transactions:

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

Other:

Investment transactions are accounted for on a trade date basis.

3. Shares Of Beneficial Interest:

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

	Large Company Select Fund
	Year Ended December 31, 2003		Year Ended December 31, 2002
Investor A Shares	Shares	Dollars	Shares	Dollars
Shares sold	553,224	$ 4,041,960	1,392,941	$ 9,982,288
Shares redeemed	(1,196,687)	(8,788,538)	(2,812,740)	(20,274,211)

Net changes resulting from Investor A Share transactions	(643,463)	$ (4,746,578)	(1,419,799)	$ (10,291,923)

	Large Company Select Fund
	Year Ended December 31, 2003		Year Ended December 31, 2002
Investor B Shares	Shares	Dollars	Shares	Dollars
Shares sold	90,316	$ 621,327	63,522	$ 472,923
Shares redeemed	(257,978)	(1,705,406)	(346,647)	(2,506,881)

Net changes resulting from Investor B Share transactions	(167,662)	$ (1,084,079)	(283,125)	$ (2,033,958)

	Balanced Fund
	Year Ended December 31, 2003		Year Ended December 31, 2002
Investor A Shares	Shares	Dollars	Shares	Dollars
Shares sold	779,232	$ 7,160,251	104,827	$ 977,456
Shares issued to shareholders in payment of distributions declared	434	4,012	4,160	37,503
Shares redeemed	(285,569)	(2,647,550)	(290,763)	(2,695,763)

Net changes resulting from Investor A Share transactions	494,097	$ 4,516,713	(181,776)	$ (1,680,804)

	Balanced Fund
	Year Ended December 31, 2003		Year Ended December 31, 2002
Investor B Shares	Shares	Dollars	Shares	Dollars
Shares sold	57,429	$ 548,501	29,267	$ 284,023
Shares redeemed	(340,719)	(3,190,165)	(356,991)	(3,473,271)

Net changes resulting from Investor B Share transactions	(283,290)	$ (2,641,664)	(327,724)	$ (3,189,248)

	Small Company Select Fund
	Year Ended December 31, 2003		Year Ended December 31, 2002
Investor A Shares	Shares	Dollars	Shares	Dollars
Shares sold	961,863	$ 3,822,780	116,266	$ 443,295
Shares redeemed	(289,960)	(1,167,269)	(776,943)	(2,745,933)

Net changes resulting from Investor A Share transactions	671,903	$ 2,655,511	(660,677)	$ (2,302,638)

	Small Company Select Fund
	Year Ended December 31, 2003		Year Ended December 31, 2002
Investor B Shares	Shares	Dollars	Shares	Dollars
Shares sold	18,260	$ 78,617	9,854	$ 37,744
Shares redeemed	(44,307)	(165,570)	(65,401)	(254,970)

Net changes resulting from Investor B Share transactions	(26,047)	$ (86,953)	(55,547)	$ (217,226)

	Select Value Fund
	Year Ended December 31, 2003		Year Ended December 31, 2002
Investor A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,082,181	$ 7,920,914	503,173	$ 3,866,384
Shares issued to shareholders in payment of distributions declared	1,823	15,020	4,393	29,342
Shares redeemed	(488,287)	(3,613,451)	(1,006,287)	(7,717,246)

Net changes resulting from Investor A Share transactions	595,717	$ 4,322,483	(498,721)	$ (3,821,520)

	Select Value Fund
	Year Ended December 31, 2003		Year Ended December 31, 2002
Investor B Shares	Shares	Dollars	Shares	Dollars
Shares sold	52,966	$ 403,631	52,591	$ 403,211
Shares redeemed	(185,861)	(1,379,351)	(210,700)	(1,593,757)

Net changes resulting from Investor B Share transactions	(132,895)	$ (975,720)	(158,109)	$ (1,190,546)

	U.S. Government Income Fund
	Year Ended December 31, 2003		Year Ended December 31, 2002
Investor A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,059,188	$ 10,352,801	1,534,081	$ 15,065,093
Shares issued to shareholders in payment of distributions declared	47,513	459,654	68,927	668,870
Shares redeemed	(1,222,506)	(11,819,469)	(1,816,824)	(17,828,882)

Net changes resulting from Investor A Share transactions	(115,805)	$ (1,007,014)	(213,816)	$ (2,094,919)

	U.S. Government Income Fund
	Year Ended December 31, 2003		Year Ended December 31, 2002
Investor B Shares	Shares	Dollars	Shares	Dollars
Shares sold	75,989	$ 866,516	287,417	$ 3,251,948
Shares issued to shareholders in payment of distributions declared	7,982	90,525	14,126	159,882
Shares redeemed	(177,650)	(2,034,165)	(51,700)	(580,408)

Net changes resulting from Investor B Share transactions	(93,679)	$ (1,077,124)	249,843	$ 2,831,422

	U.S. Government Securities Money Market Fund
	Year Ended December 31, 2003		Year Ended December 31, 2002
Investor A Shares	Shares	Dollars	Shares	Dollars
Shares sold	717,878,662	$ 717,878,662	987,989,401	$ 987,989,401
Shares issued to shareholders in payment of distributions declared	309,757	309,757	624,713	624,713
Shares redeemed	(725,540,103)	(725,540,103)	(995,915,873)	(995,915,873)

Net changes resulting from Investor A Share transactions	(7,351,684)	$ (7,351,684)	(7,301,759)	$ (7,301,759)

	U.S. Government Securities Money Market Fund
	Year Ended December 31, 2003		Year Ended December 31, 2002
Institutional Shares	Shares	Dollars	Shares	Dollars
Shares sold	73,756,445	$ 73,756,445	98,984,463	$ 98,984,463
Shares issued to shareholders in payment of distributions declared	94,223	94,223	92,004	92,004
Shares redeemed	(81,941,120)	(81,941,120)	(78,547,918)	(78,547,918)

Net changes resulting from Institutional Share transactions	(8,090,452)	$ (8,090,452)	20,528,549	$ 20,528,549

4. Investment Adviser Fee And Other Transactions With Affiliates:

Investment Advisory Fee

Provident Investment Advisors, Inc., the Fund's investment adviser (the ``Adviser''), has entered into an Investment Advisory Agreement with the Trust whereby the Adviser supervises and manages the investments of the Funds. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund as listed below. The Adviser may voluntarily choose to waive any portion of its fee. During the year ended December 31, 2003, the adviser voluntarily waived $14,473, $18,334 and $8,708 for the Balanced Fund, Select Value Fund and Money Market Fund, respectively. The Adviser can modify or terminate this voluntary waiver on these Funds at any time at its sole discretion.

Fund	Annual Rate
Large Company Select Fund	0.80%
Balanced Fund	0.90%
Small Company Select Fund	0.80%
Select Value Fund	0.95%
U.S. Government Income Fund	0.40%
U.S. Government Securities Money Market Fund	0.15%

Administration Fee

Federated Services Company (``FServ''), under an Agreement for Administrative Services with the Trust, provides the Funds with certain administrative personnel and services. The fee paid to FServ is equal to 0.17% of the aggregate average daily net assets of each Fund. FServ may voluntarily choose to waive a portion of its fee. During the year ended December 31, 2003, FServ voluntarily waived $13,937 for the Money Market Fund. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee

Edgewood Services, Inc., (``Distributor'') is the principal underwriter and distributor of the Trust. The Trust has adopted Distribution Plans (the ``Plans'') pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plans, the Funds will compensate the Distributor from the daily net assets of the Funds to finance activities intended to result in the sale of the Fund's Investor A Shares and Investor B Shares. The Plans provide that the Funds may incur distribution expenses according to the following schedule annually, to compensate the Distributor. The Distributor may voluntarily choose to waive any portion of its fee. The Distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Share Class Name	Percentage of Average Daily Net Assets of Class
Investor A Shares	0.25%
Investor B Shares	1.00%

Sales Charges

For the fiscal year ended December 31, 2003, the Distributor retained $2,964 in sales charges from the sale of Investor A Shares. See "What Do Shares Cost?" in the Prospectus.

Custodian, Fund Accounting and Recordkeeping Fees

Provident serves as custodian and fund accountant to the Trust. Under the terms of the Custodian, Fund Accounting and Recordkeeping Agreement, Provident is entitled to receive fees based on a percentage of the average daily net assets of each Fund. Provident will also be reimbursed for certain out-of-pocket expenses. During the year ended December 31, 2003, Provident voluntarily waived $1,739 for the Money Market Fund.

Transfer and Dividend Disbursing Agent Fees and Expenses

Provident serves as transfer agent and dividend disbursing agent to the Trust. Under the terms of the Master Transfer and Recordkeeping Agreement, Provident is entitled to receive fees based on the size, type and number of accounts and transactions made by shareholders of each Fund. Provident will also be reimbursed for certain out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors of the above companies.

5. Purchases And Sales Of Securities:

Purchases and sales of securities, excluding long-term U.S. government securities and short-term obligations for the year ended December 31, 2003 were as follows:

Fund	Purchases	Sales
Large Company Select Fund	$ 26,556,220	$ 32,595,110
Balanced Fund	7,771,252	5,409,975
Small Company Select Fund	8,547,054	6,165,970
Select Value Fund	11,579,565	8,486,434

Purchases and sales of long-term U.S. government securities, for the year ended December 31, 2003 were as follows:

Fund	Purchases	Sales
Balanced Fund	$ 4,116,728	$ 3,950,937
Select Value Fund	200,000	--
U.S. Government Income Fund	264,269,843	269,827,493

6. Federal Tax Information (Unaudited)

The U.S. Government Income Fund hereby designates $203,134 as capital gain dividends for the year ended December 31,2003.

For the fiscal year ended December 31, 2003, 40.61% and 95.98% of the distributions from net investment income paid by the Balanced Fund and Select Value Fund, respectively, qualify for the dividend received deduction available to corporate shareholders.

For the fiscal year ended December 31, 2003, 31.78% and 100% of the distributions from net investment income paid by the Balanced Fund and Select Value Fund, respectively, are qualifying dividends which may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

7. Subsequent Event

Effective February 8, 2004, the Trust changed its name to The Provident Riverfront Funds.

8. Change in Independent Auditors (unaudited)

In February 2003, based on the recommendation of the Trust's Audit Committee, the Board of Trustees selected Deloitte & Touche LLP ("D&T") as the Trust's independent auditors for the fiscal year ending December 31, 2003. D&T replaces Ernst & Young LLP ("E&Y"), which served as the Trust's independent auditors for the fiscal year ended December 31, 2002 and prior years. The change from E&Y to D&T was made in connection with the Trust's annually required selection of auditors.

The reports on the financial statements audited by E&Y for the years ended December 31, 2002, 2001, 2000 and 1999 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Independent Auditors' Report

The Riverfront Funds

To the Shareholders and Board of Trustees of
The Riverfront Funds

We have audited the accompanying statements of assets and liabilities of The Riverfront Funds (the "Funds"), including the Large Company Select Fund, Balanced Fund, Small Company Select Fund, Select Value Fund, U.S. Government Income Fund, and U.S. Government Securities Money Market Fund, including the schedules of portfolio investments, as of December 31, 2003, and the related statements of operations, statements of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2002 and the financial highlights presented for periods prior to December 31, 2003 were audited by other auditors whose report, dated February 10, 2003, expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Riverfront Funds as of December 31, 2003, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 23, 2004

Board of Trustees and Trust Officers

The Riverfront Funds

December 31, 2003

Board of Trustees and Trust Officers

The following tables give information about each Board member and the senior officers of the Funds. The tables separately list Board members who are ``interested persons'' of the Fund (i.e., ``Interested'' Board members) and those who are not (i.e., ``Independent'' Board members). The Riverfront Funds Fund Complex consists of six investment company portfolios. Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in The Riverfront Funds Fund Complex and serves for an indefinite term. The Funds' Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-424-2295.

INTERESTED TRUSTEES BACKGROUND

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Other Directorships Held

William N. Stratman* Age: 61 5800 Corporate Drive Pittsburgh, PA 15237-7010 Trustee Began serving: May 1998

Principal Occupation: Owner, Bohlender Engraving Co. (engraving and printing company); President and Co-owner, Marno Corporation (holding corporation for Mariner's Inn West Property); Vice President and Co-owner of Mariners Inn Banquet Halls.

Other Directorships Held: None

*Mr. Stratman is an Interested Trustee by virtue of owning 40,000 shares of Provident Financial Group, Inc.

INDEPENDENT TRUSTEES BACKGROUND

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Other Directorships Held

J. Virgil Early, Jr. Age: 66 5800 Corporate Drive Pittsburgh, PA 15237-7010 Trustee Began serving: October 1992	Principal Occupation: President, Early & Associates (business consulting); Vice President of Synovus Trust Company. Other Directorships Held: None

William M. Higgins Age: 59 5800 Corporate Drive Pittsburgh, PA 15237-7010 Trustee Began serving: October 1992	Principal Occupation: Senior Vice President of Sena Weller Rohs Williams, Inc., (investment advisory services). Other Directorships Held: None

INTERESTED TRUSTEES BACKGROUND, continued

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Other Directorships Held

Harvey M. Salkin, Ph.D Age: 58 10900 Euclid Avenue Cleveland, OH 44106-7001 Trustee Began serving: January 1996	Principal Occupation: Professor, Case Western Reserve University; President and Director of Marshall Plan Advisers, Inc. (investment advisory services). Other Directorships Held: None

Donald C. Siekmann Age: 65 5800 Corporate Drive Pittsburgh, PA 15237-7010 Trustee Began serving: February 1998

Principal Occupation: President, Shor Foundation for Epilepsy Research (charitable foundation); Executive, DuroBag Manufacturing, Co., (manufacturer of paper bags); Retired: former partner of Arthur Andersen (independent public accountants).

Other Directorships Held: None

OFFICERS

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)

J. Donald Raines Age: 51 One East Fourth Street Cincinnati, OH 45202 Interim President Began Serving: August 2003	Principal Occupation: Senior Vice President, Managing Director, Chief Investment Officer of the Adviser. Previous Positions: Senior Vice President, Senior Strategist, Portfolio Manager of the Adviser.

George M. Polatas Age: 41 1001 Liberty Avenue Pittsburgh, PA 15222-3779 |Vice President Began Serving: February 1999	Principal Occupation: Assistant Vice President/Business Manager, Federated Services Company; Vice President and Assistant Treasurer of various Funds distributed by Edgewood Services, Inc.

C. John Ollier Age: 64 5800 Corporate Drive Pittsburgh, PA 15237-7010 Treasurer Began Serving: November 2001	Principal Occupation: Vice President, Mutual Fund Services, The Provident Bank.

Timothy S. Johnson Age: 42 435 Sixth Avenue Pittsburgh, PA 15219-1886 Secretary Began Serving: February 1999

Principal Occupation: Counsel, Reed Smith LLP; Secretary, Hibernia Funds; Vice President and Corporate Counsel, Federated Services Company (1996-2002); Secretary, Edgewood Services, Inc. (1999-2002); Assistant Secretary, Federated Securities Corp. (1999-2002); Secretary, Federated Shareholder Services Company (1999-2002); Secretary, Retirement Plan Services Company of America (1998-2002); Secretary, FTI Funds (1999-2001); Assistant Secretary, Great Plains Funds (1997-2001); Assistant Secretary, Wachovia Funds and Wachovia Municipal Funds (1998-2001); Assistant Secretary, Independence One Funds (1998-2001).

The Provident Riverfront Funds

INVESTMENT ADVISER

Provident Investment Advisors, Inc.
One East Fourth Street
Cincinnati, Ohio 45202

DISTRIBUTOR

Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829

FOR ADDITIONAL INFORMATION CALL:

The Provident Bank
Mutual Fund Services
1-800-424-2295

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report must be preceded or accompanied by the Funds' prospectus which contains facts concerning its objectives and policies, management fees, expenses and other information.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in each Fund's portfolio is available, without charge and upon request, by calling 1-800-424-2295. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

Cusip 744037300
Cusip 744037409
Cusip 744037102
Cusip 744037201
Cusip 744037706
Cusip 744037805
Cusip 744037508
Cusip 744037607
Cusip 744037888
Cusip 744037870
Cusip 744037862
Cusip 744037854
G02568-01 (2/04)

Item 2.     Code of Ethics

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment
Companies - Ethical Standards for Principal Executive and Financial
Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial
Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-262-9801 extension 18040, and ask for a copy of the Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that one member of the Board's Audit
Committee is an "audit committee financial expert," and that member is
"independent," for purposes of this Item.  The Audit Committee Financial
Expert is Donald C. Siekmann.

Item 4.     Principal Accountant Fees and Services

(a)         Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2003 - $64,500

                  Fiscal year ended 2002 - $63,000

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2003 - $4,659

                  Fiscal year ended 2002 - $1,003

                  Reimbursement of travel expenses for attendance at board
                  meetings and professional services rendered in
                  connection with the successor auditor workpaper review
                  and the issuance of the relevant resignation letters to
                  the Securities and Exchange Commission and the Audit
                  Committee.

            Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
            S-X, $0 and $0 respectively.  Design of Sarbanes Oxley sec.
            302 procedures.

(c)          Tax Fees billed to the registrant for the two most recent
fiscal years:

                  Fiscal year ended 2003 - $0

                  Fiscal year ended 2002 - $0

            Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
            S-X, $0 and $0 respectively.

            Not applicable

(d)         All Other Fees billed to the registrant for the two most
recent fiscal years:

                  Fiscal year ended 2003 - $0

                  Fiscal year ended 2002 - $0

            Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
            S-X, $0 and $0 respectively.

            Not applicable

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and
non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit
Committee.

              The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the
Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the
Chairman is unavailable.

AUDIT SERVICES

            The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit
Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

AUDIT-RELATED SERVICES

            Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the
Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of
Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other
Audit-related services must be specifically pre-approved by the Audit
Committee.

TAX SERVICES

            The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the
Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  All Tax services must be specifically pre-approved by the
Audit Committee.

ALL OTHER SERVICES

            With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

            The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Not Applicable

PROCEDURES

            Requests or applications to provide services that require
specific approval by the Audit Committee will be submitted to the Audit
Committee by both the independent auditor and the Principal Accounting
Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the
SEC's rules on auditor independence.

 (e)(2)     Percentage of services identified in items 4(b) through 4(d)
      that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2003 - 0%

            Fiscal year ended 2002 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides
            ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
            of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2003 - 0%

            Fiscal year ended 2002 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides
            ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
            of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2003 - 0%

            Fiscal year ended 2002 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides
            ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
            of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

            Fiscal year ended 2003 - $0

            Fiscal year ended 2002 - $0

(h)   The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser
      (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's
      independence.

Item 5      Audit Committee of Listed Registrants

            Not Applicable

Item 6      [Reserved]

Item 7.     Disclosure of Proxy Voting Policies and Procedures for
            Closed-End Management Investment Companies

            Not Applicable

Item 8.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 9.     Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 10.    Controls and Procedures

(a)  The   registrant's   President  and  Treasurer   have  concluded  that  the
     registrant's  disclosure  controls  and  procedures  (as  defined  in  rule
     30a-3(c)  under the Act) are  effective  in design  and  operation  and are sufficient to form the basis of the certifications required by Rule 30a-(2)
     under the Act, based on their evaluation of these  disclosure  controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)  There were no changes in the  registrant's  internal control over financial reporting  (as defined in rule  30a-3(d)  under the Act),  or the  internal control over financial  reporting of its service  providers during the last fiscal  half  year  (the  registrant's  second  half year in the case of an annual report) that have materially  affected,  or are reasonably likely to
     materially  affect,  the  registrant's   internal  control  over  financial
     reporting.

Item 11.    Exhibits

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  The Riverfront Funds, Inc.

By          /S/ C. John Ollier, Principal Financial Officer
                            (insert name and title)

Date        February 24, 2004

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By          /S/ J. Donald Raines, Principal Executive Officer
Date        February 24, 2004

By          /S/ C. John Ollier, Principal Financial Officer
Date        February 24, 2004